AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 2011

1933 Act File No. 33 -75340
1940 Act No. 811 -08360

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 52	☒
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 53	☒

GUINNESS ATKINSON FUNDS
(Formerly Investec Funds)
(Exact Name of Registrant as Specified in Charter)

21550 Oxnard Street, Suite 850
Woodland Hills, California 91367

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (818) 716-2739

James J. Atkinson, President
Guinness Atkinson Funds
21550 Oxnard Street, Suite 850
Woodland Hills, California 91367

(Name and Address of Agent for Service)

Please send copies of communications to:

Susan J. Penry-Williams, Esq
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b) of Rule 485; or
☐ on ______ __ pursuant to paragraph (b) of Rule 485; or
☐60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐ on ______________  pursuant to paragraph (a)(1) of Rule 485; or
☐75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐ on _________ pursuant to paragraph (a)(2) of Rule 485; or
☐ on  __________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:
☐This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus June 30, 2011

Renminbi Yuan & Bond Fund (GARBX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus
June 30, 2011

I.	TABLE OF CONTENTS

	I. TABLE OF CONTENTS
SUMMARY SECTION This important section summarizes the Fund’s investments, risks, fees and past performance.	SUMMARY SECTION	1

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS This section provides details about the Fund’s investment strategies and risks.	MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS Renminbi Yuan & Bond Fund	7 7

MANAGEMENT OF THE FUND Review this section for information about the organizations and people who oversee the Fund.	MANAGEMENT OF THE FUND A. Investment Advisor B. Portfolio Management C. Fund Expenses D. Distribution and Shareholder Servicing Plans	14 14 14 15 15

SHAREHOLDER INFORMATION This section explains how shares are valued and how to purchase and sell shares, and provides information on dividends, distributions and taxes.	SHAREHOLDER INFORMATION A. How to Purchase, Exchange, and Sell Shares B. Purchasing C. Exchanging and Redeeming D. Additional Exchange/Redemption Information E. Distributions and Taxes	16 16 17 18 21 22

	FINANCIAL HIGHLIGHTS	24

SUMMARY SECTION

Renminbi Yuan & Bond Fund

Investment Objective
The Renminbi Yuan & Bond Fund seeks total return.  Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the Yuan is the unit.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Renminbi Yuan & Bond Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.55%
Distribution (12b-1) Fees:		None
Other Expenses: 1		0.35%
Shareholder servicing plan fees	0.08%
All Other Expenses	0.27%
Total Annual Fund Operating Expenses:2		0.90%
1        “Other expenses” have been estimated for the current fiscal year.
2         The Advisor has contractually agreed to reimburse expenses (excluding interest, taxes, dividends on short positions and extraordinary expenses) in order to the limit the Fund’s Total Annual Operating Expenses to 0.90% through June 30, 2013.  To the extent that the Advisor absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the 0.90% expense cap.

For additional information about the Fund’s expenses, please see Fund Expenses , and Redemption Fee   in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Renminbi Yuan & Bond Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$92	$287

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly created, and as a result, does not have a portfolio turnover rate.

SUMMARY SECTION

Principal Investment Strategies

The Renminbi Yuan & Bond Fund normally will invest 80% of its net assets in Renminbi Yuan-denominated debt instruments that are issued by corporations and by the Chinese government (including its agencies or instrumentalities) and traded (i) over the counter in Hong Kong or on Euroclear or (ii) in other developing markets, including the China Interbank Bond Market (“CIBM”), and in cash and cash equivalents, bank deposits, certificates of deposit and short-term commercial paper denominated in Renminbi or Yuan. Renminbi ( or “RMB”) is the officially currency of China, with the principal unit being the Yuan.  The Fund may, when desirable, invest up to 20% of its net assets in convertible securities of companies connected to the China region.  The Fund also may invest in derivative instruments, commercial paper, convertible securities and equity-linked notes, denominated in RMB or Yuan or other currencies. The Fund intends to use derivative instruments for settlement purposes, and as a substitute for conventional securities if conventional securities are not available.  The Fund will treat a derivative instrument used for these purposes as satisfying the 80% test if the investment is intended to provide exposure to the Renminbi or the Yuan.

The Renminbi Yuan-denominated bond market in Hong Kong is a newly developed market, with a relatively small number of issuers.  The Advisor expects that the Fund’s initial investments will be connected to the China region, although non-Chinese issuers have issued bonds that are available in the over the counter Renminbi Yuan bond market in Hong Kong and in the CIBM. The Advisor believes that as the market develops and more issuers elect to participate, the Fund’s holdings will diversify into issuers not connected with the China region. The Fund’s portfolio initially will be heavily weighted sovereign debt issued by China and its agencies and instrumentalities, companies in the banking sector and Chinese companies and companies with significant connections to the Chinese economy.  The Fund will concentrate its investments in securities issued or guaranteed by the Chinese government.

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of issuers and terms of bond issues). The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have fewer holdings than a fund that is not concentrated.  The Fund may hold securities of all market capitalization companies, including companies in emerging markets.  The Fund may invest in securities having short, medium or long-term maturities.  The Fund may invest in securities that are considered “investment grade” or “high yield.”  Additional information on Principal Investment Strategies  can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks
Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to the greater volatility of foreign markets.  Additionally, global securities markets have been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.  This Fund invests in debt securities that are traded over the counter in a newly developing market.  You may lose money by investing in this Fund if any of the following occur:

•	Issuers do not make interest or principal payments when due, or “pre-pay” or “extend” their obligations;
•	The Fund invests in unsecured debt instruments, and an issuer defaults;
•	Interest rate fluctuations or adverse news about an issuer causes the Fund’s investments to decline in value;
•	An increase in interest rates causes the Fund’s investments to decline in value, and a change in interest rates could have a greater effect on the Fund’s longer term investments;
•	Political, social, currency-rate fluctuations or economic instability within China, or a decline in investor interest in China, cause the Fund’s investments to decline in value;
•	The Fund’s investments are concentrated in sovereign debt of China, and weighted in issuers in the banking and finance industries, and these investment sectors decline in value;
•	The Fund has difficulty selling Renminbi Yuan bond holdings due to low liquidity and high volatility;
•	The Fund has difficulty acquiring suitable investments due to competition for the limited number of issues, or liquidity limitations;
•	The Fund invests in emerging markets, which have different account, auditing and reporting standards;

SUMMARY SECTION

•
The Fund invests in small and medium capitalization companies, which may be more susceptible to financial setbacks or downturns, may have limited product lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value;

•	The Fund becomes adversely affected by restrictions on foreign ownership or currency exchange controls;
•	Chinese currencies decline in value relative to the U.S. dollar;
•	Chinese currencies (the Renminbi (“RMB”), and the Yuan (traded as “CNH” in Hong Kong and “CNY” in mainland China), diverge from each other and the Fund’s investments are negatively affected;
•	The Chinese government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	The Fund’s use of derivatives is not effective in achieving the Fund’s investment objective;
•
The Fund is non-diversified and may hold large positions in a relatively small number of issues, which may make the Fund’s performance more volatile than a diversified fund, and expose the Fund to greater loss if there is a decline in value in the Fund’s investments;

•
The Fund’s initial focus on securities issued by companies economically tied to China exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions;

•	The Advisor’s strategy does not achieve the Fund’s investment objective or the Advisor does not implement the strategy properly.

China/Emerging Markets Risk:  The Fund invests in issuers connected to China, and in issuers in a newly-developed trading market, which involves certain risks and special considerations not typically associated with investment in more developed economies or markets.  China risks include greater government control over the economy, political and legal uncertainty, currency fluctuations or exchange limitations, the risk that China’s government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets.  Information about issuers in emerging markets, including China, may not be as complete, accurate or timely as information about listed companies in other more developed economies or markets.

Foreign Securities Risk:  Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities or currency in payment of interest or principal.  Moreover, a lack of liquidity or the inability to exchange currency may limit the Fund’s ability to sell securities or to fund redemption requests.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.  Foreign securities markets may have lower volumes of trading, and may involve longer settlement periods and higher transaction costs compared to U.S. markets.

Emerging Trading Market Risk: The markets for Renminbi Yuan-denominated bonds are traded in emerging trading markets characterized by relatively few numbers of issuers and relatively low trading volume, resulting in substantially less liquidity and greater price volatility as compared to more developed markets.  Newly developed securities markets may be subject to additional risks, including lack of developed regulation, periods of volatility and instability and market suspension.  Methods of settlement and clearing in newly developed markets may be subject to increased risks of error or inefficiency.

Debt Securities Risk: Investing in debt securities entails a number of risks.  Numerous factors can negatively impact the value of debt securities, including economic factors, such as the ability of issuers to pay principal and interest as the debt becomes due, interest rate fluctuations and inflation rates, as well as non-economic factors such as foreign government regulation and political events.  The types of debt issues currently available to the Fund are generally unsecured, issued by mid-cap or larger issuers, many of which have maturities of five years or less.  Debt securities generally decline in value if interest rates rise, and longer-term debt instruments are usually more sensitive to interest rate changes. The Fund may invest in securities of any maturity and quality and may invest without limit in securities that are rated below “investment grade” or the unrated equivalent.  Many of the Renminbi Yuan bonds in which the Fund invests will not have a credit rating issued by a nationally recognized statistical ratings organization (“NRSRO”), and the Advisor will conduct its own determination of creditworthiness of the issuer.  The debt securities in which the Fund will invest likely will be unsecured obligations.  Debt securities are also subject to liquidity risk, and prepayment risk and extension risk (the risk that borrowers will prepay or defer their payment obligations).

SUMMARY SECTION

China Currency Risk:  China’s currency, the Renminbi (RMB), may be traded offshore (primarily in Hong Kong, at present) or in mainland China. At present, the Fund can buy Renminbi only at the offshore exchange rate.  The offshore and the onshore Renminbi exchange rates may diverge in value, which could decrease the value of the Fund’s investments if the currency is more desirable in one market than in another.  In previous years, the divergence between the offshore and onshore rates has been pronounced but has since narrowed. The government of China may take action that will result in this divergence increasing or decreasing, or may take no action at all. The Fund will have to acquire RMB to make investments, and convert RMB to US dollars to pay redemptions.  There is no guarantee that the Fund will be able to obtain access to the relatively more desirable currency, for investment purposes, and the Fund’s ability to convert RMB to U.S. dollars may be limited.

Non-Diversification Risk: The Renminbi Yuan & Bond Fund is non-diversified.  It may hold larger positions in a relatively small number of fixed income securities and may be exposed to fewer issuers.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

Market Risk:   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably.  The market value of a security may rise or fall because of market activity or factors unrelated to the issuer. The price of a security tends to fall when there are more sellers than buyers, and rise when there are more buyers than sellers. This is a risk associated with all securities.

Small Companies: The Fund may invest in securities issued by small companies, which may be more volatile in price than those of larger companies and involve substantial risks.  These issuers may be more sensitive to economic conditions, have more variable growth prospects, lack management experience and may have less capital for growth and development and limited product lines and markets. In addition, these issuers may be more sensitive to interest rate increases, because it may be more difficult for these issuers to borrow money to invest in their businesses, and it may be more difficult for these issuers to repay loans.

Redemption Risk: It is possible that the Fund could lose money if it had to sell securities to meet redemption requests, if redemptions are large, occur during volatile market periods, or when the Fund’s investments have declined in value, or if the securities to be sold become undesirable or illiquid.

The following additional risks apply to the Renminbi Yuan & Bond Fund:

●
China’s system of government is totalitarian and has been run by the Communist Party of China since the founding of the People’s Republic of China in 1949.  The system is not democratic, there is no popular representation and decision making can be both opaque and arbitrary.

●
China has a long history of tensions with its neighbors.  There have been long-running territorial disputes with several neighbors, not the least of which is the continuing dispute over the status of Taiwan.  Military conflict with other countries could disrupt economic development and could destabilize the entire region.

●
China’s growing economic power has changed the geopolitical picture in Asia with growing tensions between China and the other Asian giants, Japan and India.  China also is exposed to possible upheavals in the Korean peninsula.  All of these carry the risk of weakening economic growth and development.

●
Social tensions stemming from China’s rapid growth have increased alongside growing income inequality.  The risk of social unrest, as happened in 1989 in Tiananmen Square and across China or more recently in Tibet, could precipitate a government reaction that could reverse China’s recent growth policies.

●
A program of economic and administrative reform was begun in 1978.  These reforms cover state-owned industrial enterprises, the establishment of privately owned businesses, private property ownership, deregulation of prices and trade tariffs and reform of the legal system.  These all have contributed a substantial rise in prosperity over the last thirty years but they could be altered, stopped or reversed at any time.

SUMMARY SECTION

●	The risk of nationalization, expropriation or confiscation of property may be higher in China than in other countries.

●
The legal system is still based on statutes enacted by various state bodies dealing with economic matters such as foreign investment, company organization and governance, commerce, taxation and trade.  These laws are quite recent with published court decisions based on these being limited and non-binding.  This makes the interpretation and enforcement of these laws and regulations uncertain.

●
China is still a developing economy with significant disparities in progress both geographically and across sectors.  This puts strain on China’s aging infrastructure and on its financial system.  This presents a number of risks to businesses by increasing volatility and the possibility of loss.

●
While China’s domestic economy is now large, the consumer sector is still in its infancy and China therefore relies on exports to a significant degree.  The risk of trade disputes with China’s major trading partners in the U.S. and EU could damage trade.

●
There is also risk posed by changes in the value of the currency against the U.S. dollar and the currencies of China’s trading partners; China’s currency is not yet freely convertible in all markets; and there is also the risk that an increase in inflationary pressures may push interest rates significantly higher.  The imposition of additional currency exchange limitations could affect the Renminbi Yuan bond markets generally and cause the investments to become illiquid.

●
The government of China could impose controls on currency conversion and movements in RMB exchange rates that could adversely affect companies in the China region, including issuers of debt instruments in which the Fund invests.

●
Investments in this Fund are not diversified across other countries and exposure to China-specific risks is much higher than would be for a more geographically diversified fund and may result in greater volatility.

●
Investments in this Fund may be concentrated in securities issued by the government of China, its agencies and instrumentalities, or banking and financial institutions (organized in China or elsewhere).

●	Investments in companies exposed to China may be affected by inflation, interest rate and inflation rate fluctuations that are specific to China.

See Risks of Investing in the Fund for a general discussion of the risks associated with investing in the Renminbi Yuan & Bond Fund.

For more information on the risks of investing in this Fund, please see the Principal Risks  and Risks of Investing in the Fund in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
No performance information is available for the Fund since it is new.

Investment Advisor
Guinness Atkinson Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Fund in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Manager
Edmund Harriss is the Fund’s portfolio manager.  Mr. Harriss also manages three other funds in the Guinness Atkinson Funds complex:  the China & Hong Kong Fund, the Asia Focus Fund, and the Asia Pacific Dividend Fund.  For additional information, please see Portfolio Management  in the prospectus and Portfolio Manager in the Statement of Additional Information.

SUMMARY SECTION

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness Atkinson Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness Atkinson Fund family)	$10,000	$1,000
Regular (current shareholder of another Guinness Atkinson Fund)	$5,000	$1,000
Retirement	$5,000	$1,000
Gift (UGMA/UTMA)	$5,000	$1,000

Account minimums at broker-dealer firms may be lower for omnibus account investments. For additional information, please see How to Purchase, Exchange and Sell Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Renminbi Yuan & Bond Fund

Investment Objective
The Fund’s investment objective is total return.  Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the Yuan is the unit.

Principal Investment Strategies

Under normal conditions, the Fund will invest a substantial portion of its net assets in Renminbi Yuan-denominated debt instruments that are issued corporations and by the Chinese government (including its agencies or instrumentalities) and traded (i) over the counter in Hong Kong or on Euroclear or (ii) in other developing markets, including the China Interbank Bond Market (“CIBM”), and in cash and cash equivalents, bank deposits, certificates of deposit and short-term commercial paper denominated in Renminbi or Yuan. Renminbi (or “RMB”) is the officially currency of China, with the principal unit being the Yuan.  The Fund may invest up to 20% of its net assets in convertible securities of companies connected to the China region when desirable.  The Fund will also invest in other instruments denominated in Renminbi, Yuan or other currencies, including cash or cash items, bank deposits, certificates of deposit, commercial paper, convertible securities and equity-linked notes.  The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

Renminbi Yuan-denominated bonds are primarily issued by governmental agencies of China, banking and finance companies, other China issuers and have also been issued by global multinational corporations.  The Renminbi Yuan bond market in Hong Kong is a newly developed market, with a relatively small number of issuers.  Some Renminbi Yuan bonds may trade and settle on Euroclear. China recently permitted foreign investors to access CIBM, an over the counter bond market in mainland China.  The Fund intends to purchase and sell Renminbi Yuan bonds in any permissible market.

The Advisor expects that the Fund’s initial investments will be connected to the China region, although non-Chinese issuers have issued Renminbi Yuan bonds that are available in the over the counter markets.  The Advisor believes that as the markets develop and more issuers elect to participate, the Fund’s holdings will diversify into issuers  not directly connected with the economic performance in China. The Fund’s portfolio will initially be heavily weighted to banking and finance companies, sovereign debt issued by China and its agencies and instrumentalities, Chinese companies and companies with significant connections to the Chinese economy.  For this purpose, securities issued by “the government of China, its agencies and instrumentalities” do not include securities issued by separately incorporated enterprises (even if the government of China is a principal investor).

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of issuers and terms of bond issues). The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have a limited number of holdings.  The Fund may hold securities of all market capitalization companies, including companies in emerging markets.  The Fund may invest in securities having short, medium or long-term maturities, which may be “investment grade” or below “investment grade”.

The People’s Bank of China recently adopted a pilot program for foreign investors to participate in the CIBM, an over the counter bond market in which investors can trade certain sovereign instruments and corporate debt obligations denominated in RMB.  Commercial banks in China are required to conduct bond activity via the CIBM.  Currently, the Fund intends to seek to obtain access to the CIBM when an application by the Fund is permissible.  There can be no assurance that access to the CIBM will be permitted, obtained or continued.  Additional information about these markets is available in the Statement of Additional Information under the heading Renminbi Bond Market Risks.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

The Fund may invest in forward currency contracts, including deliverable and non-deliverable forward contracts, and other derivative instruments (instruments that have a value based on another instrument, exchange rate or index). The Fund intends to use forward currency contracts for settlement purposes. The Fund may use non-deliverable forward contracts or other derivative instruments as a substitute for conventional Renminbi Yuan -denominated securities if such conventional securities are not available.  The Fund is not required to use derivatives at all. Under normal market conditions, the Advisor expects that the Fund’s derivative exposures will not exceed 10% of the Fund’s portfolio.  Except as noted above, the Board may change the Renminbi Yuan & Bond Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Renminbi Yuan & Bond Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.  When the Fund takes a temporary defensive position, it may not achieve its investment objective.  The Fund will not engage in market timing.  The philosophy of the Fund is to remain invested.

Principal Risks

As discussed in the Summary Section and described further below, the Renminbi Yuan & Bond Fund is subject to the risks common to all mutual funds that invest in fixed income securities and foreign securities.  Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets.  You may lose money by investing in this Fund.

An investment in a fund with exposure to the securities markets in the China region involves certain risks and special considerations not typically associated with investment in more developed economies or markets.  These risks include greater government control over the economy, political and legal uncertainty, currency fluctuations or exchange limitations, the risk that China’s government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets.  Additionally, the markets for Renminbi Yuan bonds are emerging markets characterized by relatively few numbers of issuers and relatively low trading volume, resulting in substantially less liquidity and greater price volatility as compared to more developed markets.  Newly developed securities markets may be subject to additional risks, including lack of developed regulation, periods of volatility and instability and market suspension.  Methods of settlement and clearing in newly developed markets may be subject to increased risks of error or inefficiency.  Moreover, information about issuers in emerging markets including China may not be as complete, accurate or timely as information about listed companies in other more developed economies or markets.

In addition, investing in debt securities entails a number of risks.  A variety of factors can negatively impact the value of debt securities.  These factors include economic factors, such as the ability of issuers to pay principal and interest as the debt becomes due, interest rate fluctuations and inflation rates, as well as non-economic factors such as foreign government regulation and political events. The types of debt issues currently available for the Fund to purchase are issued by mid-cap or larger issuers, many of which have maturities of five years or less.  Longer term debt instruments are usually more sensitive to interest rate changes. The Fund may invest in securities of any maturity and quality and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.  Most of the Renminbi Yuan bonds in which the Fund invests will not have a credit rating issued by a Nationally Recognized Statistical Ratings Organization (“NRSRO”), and the Advisor will conduct its own determination of creditworthiness of the issuer.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities or currency in payment of interest or principal.  Moreover, a lack of liquidity or the inability to exchange currency may limit the Fund’s ability to sell securities or to fund redemption requests.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

The Renminbi Yuan & Bond Fund is non-diversified.  It may hold larger positions in a relatively small number of fixed income securities and may be exposed to fewer issuers.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

See Risks of Investing in the Fund for a general discussion of the risks associated with investing in the Renminbi Yuan & Bond Fund.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Risks of Investing in the Fund

General Risks

As with all mutual funds, investing in the Fund involves certain risks.  We cannot guarantee that the Fund will meet its investment objective.  You may lose money if you invest in the Fund.

The Fund may use various investment techniques, some of which involve greater amounts of risk.  We discuss these investment techniques in detail in the Fund’s Statement of Additional Information (the “SAI”).  To reduce risk, the Fund is subject to certain limitations and restrictions, which we also describe in the SAI.

You should consider the risks described below before you decide to invest in the Fund.

Risks of Investing in Mutual Funds
The following risks are common to all mutual funds:

▪
Market Risk.  The market value of a security may go up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than it was at the time of purchase.  Market risk applies to individual securities, a particular sector or the entire economy.  Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities.  In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  These market conditions add significantly to the risk of short term volatility of the Fund.

▪
Management Risk.  There is a risk that the investment strategy does not achieve the Fund’s objective, or that the portfolio manager’s judgment as to the growth, income or dividend potential or value of a security proves to be wrong, or that the Advisor does not implement the strategy properly.

▪
Redemption Risk.  There is a risk that the Fund could lose money if it had to sell its securities to met redemption requests if the redemption requests are unusually large, occur in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities the Advisor wishes to sell to satisfy the redemption requests become illiquid.

The following risk is common to all mutual funds that trade actively:

▪
Portfolio Turnover Risk.  In comparison to other fixed income funds, the Fund may have greater portfolio turnover, because many of the bonds in which the Fund will invest have shorter maturities than bonds issued in other markets.  This may result in higher distributions, which would increase your tax liability.  Increased purchases of securities could increase the Fund’s costs, which would affect the Fund’s performance over time.  The Advisor does not intend to engage in short-term trading as an investment strategy and expects to hold securities until maturity (there is normally no cost associated with a fixed income investment maturing).

The following risk is common to all mutual funds that use derivative instruments:

▪
Derivative Risk.  Derivatives are instruments that derive their value from a reference asset, rate or index.  Derivatives are complex in nature and may be more sensitive to changes in economic or market conditions, and contain embedded leverage, which can amplify profits or losses. Derivatives may not accurately track the value of the underlying asset, rate or index they are designed to track.  Derivatives can be mispriced or improperly valued, which can result in increased obligations to counterparties or increased losses.  Using derivatives will also expose the Fund to the risk that the derivative counterparty will not perform its obligations.  The Advisor’s use of derivative instruments may not achieve the Fund’s investment goals.  The Advisor intends to use forward currency contracts for settlement purposes, and may use derivatives as a substitute for conventional securities, to gain access to Renminbi- and Yuan-denominated investments when conventional securities are not available.  The Advisor considers these types of derivative investments to be within the Fund’s 80% investment in Renminbi- and Yuan-denominated investments.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Risk of Investing in Fixed Income Instruments

The following risks are common to mutual funds that invest in fixed income securities:

▪	Main Risks of Debt Securities. Debt securities may be subject to:

•	Credit Risk - The risk that the issuer might not make interest and principal payments when due.
•	Interest Rate Risk - The risk that interest rates rise, decreasing the value of the debt security.
•	Prepayment Risk - The risk that borrowers repay an obligation early, which reduces its value and requires the Fund to make new investments at a potentially lower interest rate.
•	Extension Risk - The risk that borrowers will repay a debt obligation more slowly, because interest rates have increased or for other reasons.

▪
Fixed Income Market Risks. Economic and other market developments can adversely affect global fixed income securities markets. Investors may develop concerns about the ability of issuers of debt securities to make timely principal and interest payments, or the ability of financial institutions to facilitate or maintain an orderly market in debt securities.  These concerns can contribute to increased volatility in the securities in which the Fund invests.  Under some circumstances, such as in 2008 and 2009, debt securities markets can experience reduced liquidity or other adverse credit conditions.  These types of market conditions may limit the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Risks of Investing in Foreign Securities
The following risks are common to mutual funds that invest in foreign securities:

▪
Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards.  Corporate financial information that would be disclosed under U.S. law may not be available.  Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.  Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States.

▪
Currency and Currency Exchange Risk. The Fund’s currency is U.S. dollars, while its investments are primarily denominated in Renminbi (which is not currently a freely convertible currency and is subject to exchange controls and restrictions) or other currencies.  Accordingly, investments in and by the Fund will be subject to currency fluctuations.  There can be no assurance that the Renminbi will not be subject to devaluation or revaluation or that shortages in the availability of foreign currency will not develop. The Fund’s ability to convert Renminbi to other currencies may be limited by supplies of Renminbi in Hong Kong banks.  The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

▪
Foreign Securities Market Risks. Foreign securities markets generally have less trading volume than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs.

▪
Market Concentration. The Renminbi Yuan bond market is concentrated in a small number of issuers, most of which are sovereign issuers, or companies with connections to the China region.  The performance of a single company or group of companies could have a much greater impact on the Renminbi Yuan bond market generally than a single company or group of companies would on U.S. securities markets.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

▪
Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security.  There may be limitations on the Fund’s ability to pursue and collect a legal judgment against a foreign government.

▪
Special Risks of Developing and Emerging Markets. Economies of developing or emerging market countries may be more dependent on relatively few industries and may be more responsive to local and global changes.  Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets.  Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

The following risks are also common to all mutual funds that invest in Renminbi Yuan-denominated instruments:

▪
China Risk.  Investing in securities of Chinese companies involves special risks, including fluctuations in the rate of exchange between China’s currency, the Renminbi, and the U.S. dollar, greater price volatility, illiquid markets, investment and repatriation controls, less developed corporate disclosure and governance standards, and market concerns about China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system. Chinese issuers may be subject to changes in regulations and tax policies going forward as China has joined the World Trade Organization and has been engaged in economic and financial market liberalization. The Fund’s investments in Chinese issuers may be subject to large fluctuations over short periods of time, and governmental involvement in and influence on the private sector may also impact the Fund as the Chinese government continues to liberalize its economy and regulatory system.

▪
Foreign Exchange Controls and Foreign Currency Considerations. Chinese law requires that all domestic transactions be settled in Chinese currency, the Renminbi, and places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from Renminbi. Foreign investors may exchange foreign currencies only at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect foreign investors such as the Fund. The government of China could devalue the RMB or impose restrictions that would limit the Fund’s ability to profit from appreciation in the RMB.

▪	Competition for Investments. The Fund may face competition from other purchasers for the same investment opportunities, which could adversely affect the Fund in light of the limited number of issuers.

▪
Special Risks of Lower-Grade Securities.  Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

▪
China Tax Risk.  The Fund may establish a reserve for Chinese tax liabilities.  If there is a shortfall in the reserve, the Fund’s NAV may go down because the Fund will ultimately have to pay the additional tax liabilities. The Fund may have to comply with China tax withholding regulations, and may incur and pay tax liabilities that cannot be reclaimed.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

▪
Liquidity Risk.  The Renminbi Yuan bonds in which the Fund invests currently are traded in an over the counter market in Hong Kong and on Euroclear.  These instruments also are traded in the CIBM which imposes restrictions on access by foreign investors.  The over the counter and CIBM markets may not be liquid or active at all times.  Therefore the Fund may be subject to the risk of not being able to sell its bonds on a timely basis, or will have to sell at a deep-discount to their face values and, as a result, the Fund’s value and liquidity would be adversely affected.

▪
China/Single Country Risk. The markets in the China region that are open to foreign investors are at a developing stage and the market capitalization and trading volume may be lower than those in more developed financial markets.  Market volatility and potential lack of liquidity due to low trading volumes in China’s debt markets may result in prices of securities traded on such markets fluctuating significantly, and may result in substantial volatility in the share price of the Fund.  The Fund’s holdings could be adversely affected if the government of China imposes export restrictions or protectionist trade barriers on the export of goods or services, because these could reduce the ability or desire of an issuer to repay its obligations.

▪
Other Offshore Investor Risk. The opportunity for foreign investors to access certain markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of securities designed to provide foreign investors with exposure to such markets.  As a result, foreign investors could have lower returns than domestic investors in the selected countries.

▪
Over the Counter (“OTC”) Risk. OTC transactions involve risks in addition to those associated with transactions traded on exchanges.  The value of securities that are traded over the counter may be more volatile than exchange-listed securities and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price.  The Fund may be subject to the credit risk of its counterparty to an OTC transaction.  Generally, OTC markets are not as transparent as exchange traded markets.  There is no guarantee that the OTC market in Hong Kong for Renminbi Yuan bonds will be sustained on a long-term basis, or that the Fund will obtain access to the CIBM.

Risks of Investing in Small- or Mid-Cap Companies
The Fund will invest in securities issued by companies of all capitalization, although currently, most Renminbi Yuan bond issuers are mid- or large capitalization companies.  The following risks are common to all mutual funds that are exposed to small-capitalization or mid-capitalization companies (those with a market value of less than U.S. $1 billion or U.S. $5 billion, respectively).  As a general rule, investments in small- or mid-cap companies are more risky than investments in larger companies for the following reasons, among others:

•	Limited Product Line. Small-or mid-cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns;
•	Illiquidity. Securities of small- or mid-cap companies may be traded less frequently than that of larger companies;
•	Limited Resources. Small- or mid-cap companies have more limited financial resources; and
•	Volatility. The performance of small- or mid-cap companies may be more volatile.

Risk of Investing in a Non-Diversified Fund
The Fund is a “non-diversified” Fund.  This means that, as compared to mutual funds that are diversified, the Fund may invest a greater percentage of its total assets in the securities of a single issuer.  As a result, the Fund may hold larger positions in a relatively small number of securities as compared to many other mutual funds.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

Portfolio Holding Disclosure Policy. A description of the Fund’s policy with respect to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

MANAGEMENT OF THE FUND

A.	Investment Advisor

Guinness Atkinson Asset Management, Inc. is the investment advisor for the Guinness Atkinson Funds.  Guinness Atkinson supervises all aspects of the Fund’s operations and advises the Fund, subject to oversight by the Board.
For providing these services, the Fund will pay Guinness Atkinson the annual advisory fee shown below, expressed as a percentage of the Fund’s average daily net assets, after waivers and expense reimbursements. Fee waivers and expense reimbursements are discussed further under Fund Expenses.

Contractual Advisory Fee Rate
Renminbi Yuan & Bond Fund	0.55%

Guinness Atkinson is a Delaware corporation with offices in the United States and London.  The U.S. offices are located at 21550 Oxnard Street, Suite 850, Woodland Hills, California 91367.  Guinness Atkinson’s London offices are located at 14 Queen Anne’s Gate, London, England, SW1H 9AA.  Founded in November 2002 by then-current and former senior executives of Investec Asset Management U.S. Limited (“Investec”), Guinness Atkinson managed approximately $595 million in mutual fund assets as of March 31, 2011.  Guinness Atkinson is under common control with Guinness Asset Management Limited and Guinness Capital Management Limited, also located at 14 Queen Anne’s Gate, London, England, SW1H 9AA.  These three entities share offices and other resources.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement will appear in the Fund’s semi-annual report to shareholders for the period ending June 30, 2011.

B.	Portfolio Management

The Fund’s portfolio is managed by experienced portfolio managers as described below.  The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

Portfolio Manager	Business Experience During the Past Five Years
Edmund Harriss
Edmund Harriss is the lead manager of the Renminbi Yuan & Bond Fund since inception. He also manages the Asia Focus Fund (since 2003), Asia Pacific Dividend Fund (since inception—March 2006) and China & Hong Kong Fund (since 1998).  Previously, he also served as a co-manager of the Global Energy Fund (2004 to 2010) and Global Innovators Fund (2003 to 2010).  Mr. Harriss joined Guinness Atkinson in 2003. Mr. Harriss graduated from Oxford University in 1991 with an M.Phil in Management Studies.

MANAGEMENT OF THE FUND

C.	Fund Expenses

In addition to the advisory fees discussed above, the Fund incurs other expenses such as shareholder servicing , custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses.  The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses, if any) in order to limit the Fund’s Total Annual Fund Operating Expenses to 0.90%.

Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the expense cap.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments it made in the prior three fiscal years.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  The current expense cap is in place through June 30, 2012 and may be renewed annually by the Board.

D.	Distribution and Shareholder Servicing Plans

Distribution Plan.  The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  However, currently under this plan, no separate payments from the Fund’s assets are authorized.

Shareholder Servicing Plan.  The Fund has adopted a Shareholder Servicing Plan.  Shareholder servicing agents provide administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.  For these services the Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets of the shares serviced by the agent.  It is anticipated that the Fund will incur a shareholder servicing fee of 0.08% for its first year of operations.

The Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers.  The Fund may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares.  Shareholder servicing agents may waive all or a portion of their fee periodically.

Additional Payments to Dealers.  The Advisor and the Distributor (and their affiliates) may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Advisor receives from the Fund.  Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.”  In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund to its customers.  You should ask your dealer or financial intermediary for more details about any such payments it receives.

SHAREHOLDER INFORMATION

A.	How to Purchase, Exchange, and Sell Shares

Investors can open an account using any of the account types shown below with at least the investment minimum amount provided earlier in the Fund’s Summary Section.

Regular	Retirement
▪ Individual	▪ Roth IRA
▪ Joint Tenant	▪ Regular IRA
▪ UGMA/UTMA	▪ Rollover IRA
▪ Trust	▪ Roth Conversion
▪ Corporate	▪ SEP IRA
▪ 401 (k)

Investors may purchase, exchange or redeem the Fund’s shares at the Fund’s NAV next computed after receipt of the order.  Transactions will only occur on days the New York Stock Exchange (the “NYSE”) is open.

To purchase, exchange or redeem Fund shares, investors must submit orders to the Fund by the applicable cut-off time to receive the NAV calculated on that day.  If an order is received after the applicable cut-off time, it will be processed the next business day.  The cut-off time for the Guinness Atkinson Funds is the close of the NYSE (generally 4:00 p.m. Eastern Time).

Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell Fund shares may be placed.  The Fund’s transfer agent is open from 9:00 a.m. to 8:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Please note that the value of your account may be transferred to your state of residence if no activity occurs in the account within the time period specified by your State’s abandoned property laws.

Householding.  In an effort to decrease costs, Guinness Atkinson Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at 1-800-915-6566 to request individual copies of these documents.  Guinness Atkinson Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Frequent Trading or Market Timing.  The Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.  Frequent trading of Fund shares or market timing can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders.  Therefore, the Fund does not believe that it is in the interests of their shareholders to accommodate market timing, and have adopted policies and procedures designed to discourage these practices.

To discourage market timing activity, the Fund reserves the right to restrict or refuse any purchase orders or exchanges, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Fund) and without prior notice.  The Fund may reject any purchase or exchange request that the Fund regards as disruptive to efficient portfolio management.  In addition, the Fund primarily imposes fees on certain redemptions.  A redemption fee is uniformly imposed on all Fund shares held for 30 days or less, except as otherwise described in “Redemption Fees” below.

Identifying abusive trading activity is complex and subjective and the Fund may not identify all trades or trading practices that might be considered abusive, in part because the Fund receives purchase and sale orders through group or omnibus accounts.  The Fund has entered into information sharing agreements with financial intermediaries under which these intermediaries must provide the Fund, at the Fund’s request, with information about their customers that invest in the Fund through omnibus accounts.  The Fund will use this information, if possible, to identify abusive trades or trading practices and restrict or reject trades and impose the redemption fee.  The financial intermediaries are contractually required to follow the Fund’s instructions to restrict or prohibit future purchases by shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  There is no guarantee that information provided by financial intermediaries will be accurate or that the Fund will be able to use that information to discover and restrict or prevent abusive trading.  The Fund’s ability to monitor or discourage abusive trading practices in omnibus accounts may be limited.  The Fund’s primary anti-market timing device is the redemption fee.

Funds that primarily hold foreign securities often value their assets as of the close of the relevant local markets, although the time at which these funds calculate their net asset value per share (the “Valuation Point”) may be much later in the day.  The resulting potential arbitrage between a security’s value at the local market close and the Valuation Point may give rise to market timing of such funds.

B.	Purchasing

How to Purchase Shares.  You may purchase shares of any Guinness Atkinson Fund or Prime Obligations by mail or wire.  You may exchange shares of any Guinness Atkinson Fund for shares of another Guinness Atkinson Fund or Prime Obligations by mail or phone.  A broker may charge you a transaction fee for making a purchase for you.

Mail
To purchase by mail, you should:
▪	Complete and sign the account application;
▪	To open an account, write a check payable to: “Guinness Atkinson Funds”;
▪	Send your account application and check or exchange request to one of the following addresses:

For regular mail delivery:	For an overnight delivery:
Guinness Atkinson Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Guinness Atkinson Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

The Guinness Atkinson Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, or purchase applications or redemption requests does not constitute receipt by the transfer agent of the funds.

Guinness Atkinson Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  All purchases must be made in U.S. dollars drawn on a bank located in the United States.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

Additionally, shares of the Fund have not been registered for sale outside of the United States.

Wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You can mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Call the transfer agent at 1-800-915-6566 between 9:00 a.m. and 8:00 p.m. Eastern Time on any day the NYSE is open for business to advise of your intent to wire.  This will ensure proper credit.

Instruct your bank to send the wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Guinness Atkinson Funds, [Name of Fund]
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire.  Neither the relevant Fund nor the transfer agent will be responsible for delays resulting from the banking or Federal Reserve wire systems.  You will receive the NAV from the day that your wired funds have been received by the relevant Fund or the transfer agent.  Wires received after the close of the NYSE will be considered received by the next business day.

Telephone
You can make additional investments into your account by telephone by first checking the appropriate box on your account application form authorizing telephone purchases.  If your account has been open for at least 15 days, call the Guinness Atkinson Funds toll free at 1-800-915-6566 and you will be allowed to move amounts of $250 or more from your bank account to your Fund account upon request.  Shares of the Fund will be purchased in your account at the NAV determined on the day your order is placed prior to market close (generally 4:00 p.m. Eastern Time); any purchase requests made after market close will receive the Fund’s next calculated NAV price.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.

Purchase Order Cut-Off
We may cease taking purchase orders for the Fund at any time when we believe that it is in the best interest of our current shareholders.  The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile.

C.	Exchanging and Redeeming

How to Exchange and Redeem Shares.  You may exchange or redeem shares by mail or telephone. When you exchange shares, you are treated for federal income tax purposes as if you sold shares of one Guinness Atkinson Fund and bought shares of another Fund or of the First American Prime Obligations Fund. You may realize either a gain or loss on the shares exchanged or redeemed and will be responsible for paying the appropriate taxes.  If you exchange or redeem through a broker, the broker may charge you a transaction fee.  If you purchased your shares by check, you may not receive your redemption proceeds until your check has cleared, which may take up to 15 calendar days.  Redemptions and exchanges will be processed only on a day during which the NYSE is open for business.  You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below.  Please note that certain fees may apply depending on the timing or manner in which you redeem or exchange shares.  These are further described below.

Requests to redeem or exchange shares are processed at the NAV next calculated after we receive your request in proper form.

Shareholders who have an IRA or other retirement plan must indicate on their redemption or exchange request whether or not the Fund should withhold federal income tax from the proceeds.  Redemption or exchange requests failing to indicate an election not to have tax withheld will generally be subject to withholding equal to 10% of the proceeds.

Mail
To exchange or redeem by mail, please:

▪	Provide your name and account number;
▪	Specify the number of shares or dollar amount and the Fund name or number;
▪	To exchange shares, specify the name of the Fund (either another Guinness Atkinson Fund or the First American Prime Obligations Fund) you want to purchase;
▪
Sign the redemption or exchange request (the signature must be exactly the same as the one on your account application).  Make sure that all parties that are required by the account registration sign the request, and any applicable signature guarantees are on the request; and

▪	Send your request to the appropriate address as given under purchasing by mail.

If your exchange represents an initial investment into the First American Prime Obligations Fund, a new account application will be required and the minimum initial investment must be met.

First American Prime Obligations Fund
Although Guinness Atkinson does not operate a money market fund, you may exchange shares of the Fund for shares of the First American Prime Obligations Fund (“Prime Obligations”).  U.S. Bancorp Asset Management, Inc., an affiliate of the Fund’s distributor and transfer agent, advises Prime Obligations.  U.S. Bancorp Asset Management, Inc.’s address is 800 Nicollet Mall, Minneapolis, Minnesota 55402.  You may only exchange into shares of Prime Obligations if they are available to residents of the state in which you reside.  Please obtain and read the Prime Obligations prospectus before you decide to invest.  You may request a Prime Obligations prospectus and the necessary account applications by calling 1-800-915-6566.  Exchanges into Prime Obligations must meet the minimums as stated in the prospectus and a separate application form will be required for any initial investment.

This exchange privilege does not constitute an offering or recommendation on the part of the Fund or Advisor of an investment in Prime Obligations.  This exchange privilege is offered as a convenience to the Fund’s shareholders.  Please note that when exchanging from the Fund into Prime Obligations, you will begin accruing income from Prime Obligations the day following the exchange.  When exchanging less than all of the balance from Prime Obligations to the Fund, your exchange proceeds will exclude accrued and unpaid income from Prime Obligations through the date of exchange.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

Telephone
You may redeem or exchange your shares of your Guinness Atkinson Fund by telephone if you authorized telephone redemption and/or exchange on your account application.  In order to arrange for the telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, you must send the transfer agent a written request.  The request must be signed by each shareholder of the account.  The transfer agent may require a signature(s) guarantee.  To exchange or redeem by telephone, call the transfer agent at 1-800-915-6566 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day the NYSE is open for business.  Shares of the Fund will be sold or exchanged in your account at the NAV determined on the day your order is placed prior to market close (generally 4:00 p.m. Eastern Time); any exchange or redemption requests made after market close will receive the Fund’s next calculated NAV price.  For your protection against fraudulent telephone transactions, we will use reasonable procedures to verify your identity.  As long as we follow these procedures, we will not be liable for any loss or cost to you if we act on instructions to redeem your account that we reasonably believe to be authorized by you.  You will be notified if we refuse telephonic redemption or exchange transaction.  Once a telephone transaction is placed, it cannot be cancelled or modified.  Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions.  If this is the case, please send your exchange or redemption request by mail or overnight courier.

Proceeds
If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your fund account application.  The minimum wire amount is $500 and there is a $15 fee for each wire transfer.  When proceeds are sent via the ACH network, the funds are usually available in 2-3 business days.

Systematic Withdrawal Plan
If you own or are purchasing shares of the Fund having a current value of at least $1,000, you may participate in a Systematic Withdrawal Plan (“SWP”).  The SWP provides for automatic redemptions of at least $100 on a monthly, quarterly, semi-annually or annual basis.  These redemptions may result in a taxable gain or loss. You may have the proceeds of the SWP sent by check to your address of record or by electronic funds transfer via the ACH network to the bank account designated by you on your Fund account application.  You may establish the SWP by completing this section on the account application or by calling the Funds at 1-800-915-6566.  You may terminate or modify your participation in the SWP by calling the Transfer Agent five days prior to the next scheduled redemption.

Signature Guarantee
If (a) the proceeds of any redemption exceed $50,000, (b) the redemption proceeds are to be payable or sent to a person, address or bank account not on record, (c) you are establishing or modifying certain services on an account, (d) a change of address request has been received by the transfer agent within the last 15 days, or (e) when ownership changes on an account, the signature(s) on the redemption request must be stamped with a signature guarantee.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts.  In case of any questions, please contact the Fund in advance by calling 1-800-915-6566. The Fund or the transfer agent may require a signature guarantee in other instances.

Investment Broker or Dealer
You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares.  When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the transfer agent, and you will pay or receive the NAV next calculated by the Fund.  The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records.  Certain brokers may have an earlier cut-off time for placing orders.

The Fund may pay the broker or its agent for maintaining these records as well as providing other shareholder services.  The broker (or its agent) may charge you a fee for handling your order.  The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

D.	Additional Exchange/Redemption Information

Redemption Fee

You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem or exchange your shares of the Fund within 30 days of purchase.

There will be no redemption fee on the redemption or exchange of shares acquired through reinvestment of distributions.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.

Although the Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee.

Small Accounts.  To reduce our expenses, we may redeem an account if the total value of the account falls below $500 due to redemptions.  You will be given 30 days prior written notice of this redemption.  During that period, you may purchase additional shares to avoid the redemption.

Check Clearance.  The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears.  If the check does not clear, you will be responsible for any losses suffered by the relevant Fund as well as a $25 service charge imposed by the transfer agent.  This delay can be avoided by purchasing shares by wire.

Exchange Limit.  In order to limit expenses, we reserve the right to limit the total number of exchanges you can make in any year to four.

Suspension of Redemptions.  We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Customer Identification Program.  Please note that, in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the transfer agent may not be able to open your account.  Please contact the transfer agent at 1-800-915-6566 if you need additional assistance when completing your application.  If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action they deem reasonable or required by law.

Pricing Fund Shares
Net Asset Value.  The NAVs of all of the Guinness Atkinson Funds are determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time).

The Fund’s NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares.  This procedure is in accordance with Generally Accepted Accounting Principles.  The Fund’s securities are based upon readily available price quotations.  Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Fund’s officers under methods authorized by the Board.

Because the Fund holds portfolio securities that are primarily traded on foreign exchanges that trade on days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Fair Value Pricing.  The occurrence of certain events after the close of foreign markets, but before the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

With respect to all Guinness Atkinson Funds, if market quotations do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.  The Board has developed fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that, in the judgment of the Advisor, does not represent fair value.  The Fund also may fair value a security if the Fund or the Advisor believes that the market price is stale.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.  In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value.  Fair valuations generally remain unchanged until new information becomes available.  Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

E.	Distributions and Taxes

Dividends and Capital Gains Distributions.  The Fund will distribute all or most of its net investment income and net capital gains to shareholders.  Dividends (investment income) will normally be declared and paid quarterly.  Some of the Fund’s investment income may be subject to withholding tax.  Net capital gains are normally distributed in December.  When calculating the amount of capital gain, the Fund can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more of both full and fractional shares of the Fund.  You will be buying those new shares at the NAV on the ex-dividend date.  You may choose to have dividends and/or capital gains distributions paid to you in cash.  Unless you elect to have dividends and/or capital gains paid in cash, the Fund automatically will reinvest all distributions.  Dividends and other distributions are treated in the same manner for federal income tax purposes whether paid in cash or reinvested.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.  You may also choose to reinvest dividends and/or capital gains distributions in shares of another Guinness Atkinson Fund.  You may authorize either of these options by calling the transfer agent at 1-800-915-6566 and requesting an optional shareholder services form.  You must complete the form and return it to the transfer agent before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend.  If you purchased shares of the Fund on or before the record date, you will receive a dividend or capital gains distribution.  The distribution will lower the NAV on that date and represents, in substance, a return of basis (your cost); however you will be subject to federal income taxes on this distribution.

Tax Issues.  The following tax information is based on federal tax laws and regulations in effect on the date of this prospectus.  These laws and regulations are subject to change.  Shareholders should consult a tax professional for the federal tax consequences of investing in the Fund as well as for information on state and local taxes which may apply.  A statement that provides the federal income tax status of the Fund’s distributions will be sent to shareholders promptly after the end of each year.

Distributions to Shareholders.  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund.  Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income.  Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.  You have to pay taxes on distributions even though you have them automatically reinvested.  On some occasions a distribution made in January will be treated for tax purposes as having been distributed on December 31 of the prior year.

Gain or Loss on Sale of Shares of the Fund.  You may recognize either a gain or loss when you sell shares of the Fund.  The gain or loss is the difference between the proceeds of the sale (the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted basis in those shares.  Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares.  If you sell shares of the Fund at a loss and purchase shares of the Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed.

Foreign Source Income and Withholding Taxes.  Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the source.  If the Fund meets certain legal requirements, it may elect to “pass-through” these foreign taxes to shareholders.  If the Fund so elects, you would be required to include in gross income, even though not actually received, your pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a deduction for your share of foreign taxes paid, subject to applicable limitations.

Exchanges.  For tax purposes, an exchange of shares of the Fund for shares of another Guinness Atkinson Fund (or for shares of the First American Prime Obligations Fund) will be treated as a sale of shares.

FINANCIAL HIGHLIGHTS

Because the Renminbi Yuan & Bond Fund is new, financial information for the Fund is not available. Financial information for the Fund will be available after the Fund has completed its first fiscal period of operations.

▪
Statement of Additional Information.  The SAI provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

▪
Annual and Semi-Annual Reports.  The annual and semi-annual reports to shareholders contain additional information about the Fund’s investments.  The Fund will issue an annual report after its first fiscal period ends, which will contain a discussion of the market conditions and principal investment strategies that significantly affected the Fund’s performance during the fiscal period.

To Review or Obtain this Information:  The SAI and annual and semi-annual reports are available without charge upon your request by sending an e-mail request to mail@gafunds.com, calling Guinness Atkinson at 1-800-915-6566, visiting the Fund’s website, www.gafunds.com, or by calling or writing a broker-dealer or other financial intermediary that sells the Fund.  To request other information about the Fund and to make shareholder inquiries, please call 1-800-915-6566.  This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission in Washington, DC or by visiting the SEC’s website at http://www.sec.gov.  In addition, this information may be obtained for a fee by writing or emailing the Public Reference Room of the Securities and Exchange Commission, Washington, DC 20549-1520, e-mail publicinfo@sec.gov, or call (202) 551-8090 for information on the operation of the Public Reference Room.

Investment Company Act file no. 811-08360

Contact Guinness Atkinson Funds
Website: www.gafunds.com
Email: mail@gafunds.com
Shareholder Services: 1-800-915-6566
Literature Request: 1-800-915-6565

STATEMENT OF ADDITIONAL INFORMATION

GUINNESS ATKINSON FUNDS

RENMINBI YUAN & BOND FUND (GARBX)

June 30, 2011

This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the current prospectus dated June 30, 2011, pursuant to which the Fund listed above is offered.  This SAI is incorporated by reference in its entirety into the prospectus.  Please retain this SAI for future reference.

For a free copy of the prospectus, please call toll-free 1-800-915-6565.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1

INVESTMENT OBJECTIVE AND POLICIES	1

ADDITIONAL INVESTMENT STRATEGIES AND RISKS	4

RISK FACTORS AND SPECIAL CONSIDERATIONS	14

INVESTMENT RESTRICTIONS AND POLICIES	22

PORTFOLIO TRANSACTIONS	23

COMPUTATION OF NET ASSET VALUE; SECURITIES VALUATION	24

PERFORMANCE INFORMATION	25

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	27

PORTFOLIO HOLDINGS INFORMATION	27

TAX MATTERS	28

MANAGEMENT OF THE TRUST	36

THE INVESTMENT ADVISOR AND ADVISORY AGREEMENT	42

PORTFOLIO MANAGERS	44

THE ADMINISTRATOR	45

DISTRIBUTION AGREEMENT, DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN	45

ADDITIONAL MARKETING AND SUPPORT PAYMENTS	46

DESCRIPTION OF THE FUNDS	46

SHAREHOLDER REPORTS	47

FINANCIAL STATEMENTS	47

PROXY VOTING GUIDELINES	47

GENERAL INFORMATION	48

APPENDIX A	50

GENERAL INFORMATION AND HISTORY

Guinness Atkinson Funds (the “Trust”) was first organized as a Maryland corporation on January 7, 1994 and converted to a Delaware statutory trust (formerly known as a Delaware business trust) on April 28, 1997 as an open-end, series, management investment company.  Between June 30, 2000 and April 28, 2003, the Trust was called Investec Funds.  Between March 6, 1997 and June 30, 2000, the Trust was called Guinness Flight Investment Funds.  Between January 7, 1994 and April 28, 1997, the Trust was called Guinness Flight Investment Funds, Inc.  Currently, the Trust offers the seven separate, non-diversified, series portfolios, each of which has unique investment objectives and strategies.

The Equity Funds are:

The Alternative Energy Fund commenced operations on March 31, 2006.

The Asia Focus Fund commenced operations on April 29, 1996.

The Asia Pacific Dividend Fund commenced operations on March 31, 2006.

The China & Hong Kong Fund commenced operations on June 30, 1994.

The Global Energy Fund commenced operations on June 30, 2004.

The Global Innovators Fund commenced operations on December 15, 1998.  Prior to April 28, 2003, the Fund was known as the Wired Index Fund.

The Bond Fund is:

The Renminbi Yuan & Bond Fund commenced operations on June 30, 2011.

Collectively, the seven Guinness Atkinson Funds are referred to as the Funds.

This SAI applies only to the Renminbi Yuan & Bond Fund (the “Fund”).

INVESTMENT OBJECTIVE AND POLICIES

General Information about the Fund

The Fund’s investment objective is a fundamental policy and may not be changed except by a majority vote of shareholders.

In addition to the primary investment strategies set forth in the prospectus, the Fund may invest in investment grade debt securities or the unrated equivalent as determined by the Fund’s advisor, and may also invest up to 5% of its net assets in options on equity securities and warrants, including those traded in the over the counter markets. Investment grade debt securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services (“Moody’s”) or BBB- or better by Standard & Poor Corporation (“S&P”).

The Fund does not intend to employ leveraging techniques, except that the Fund may use derivatives from time to time for efficient portfolio management including as a substitute for conventional securities when such conventional securities are not available. The Fund intends to use derivatives from time to time and when desirable to effectuate its investment strategy, which will include using derivatives for settlement purposes and when necessary, using derivatives as a substitute for investing in conventional securities when those conventional securities are not readily available.  Accordingly, the Fund will not purchase new securities if amounts borrowed exceed 5% of its total assets at the time the loan is made.  The Fund may invest in Money Market Instruments in anticipation of investing cash positions.  “Money Market Instruments” are short-term (less than twelve months to maturity) investments in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by the Trust’s Board of Trustees (the “Board”); and (e) repurchase agreements with banks and broker-dealers with respect to such securities.  While the Fund does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, the Fund does not expect under normal market conditions to have a substantial portion of its assets invested in Money Market Instruments. The Fund may invest in cash and cash equivalents, bank deposits, certificates of deposit and short-term commercial paper denominated in Renminbi or Yuan as part of its principal investment strategies.

The following information concerning the Fund augments the disclosure provided in the prospectus.

Guinness Atkinson Asset Management, Inc., the Fund’s investment advisor (“Guinness Atkinson” or the “Advisor”), does not intend to cause the Fund to invest in any security in a country where the currency is not freely convertible to United States dollars, unless it has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency’s external value, or Guinness Atkinson has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

Guinness Atkinson may cause the Fund to invest in securities in markets over which China continues to impose, or is empowered to impose, restrictions on currency exchanges or repatriation.  Currently, the Renminbi (“Renminbi” or “RMB”), the official currency of China of which the Yuan is the unit, may not be converted freely, but is subject to a scheme of exchange controls and trading restrictions implemented by the State Administration of Foreign Exchange (“SAFE”).  The Fund will buy and sell Renminbi Yuan-denominated debt securities in the over the counter market in Hong Kong and on Euroclear, and potentially, in the China Interbank Bond Market (“CIBM”) (pursuant to a pilot program established in 2010 by the People’s Bank of China). See “RISK FACTORS AND SPECIAL CONSIDERATIONS – Renminbi Bond Market Risks” in this SAI.  Guinness Atkinson believes that the Fund will be able to convert sufficient currency to effectuate purchases and sales of investments, which must be paid for in RMB (or Yuan) when traded on the over the counter market in Hong Kong, on Euroclear, or in the CIBM in Mainland China.

The Fund may invest indirectly in issuers through sponsored or unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), Global Depository Shares (“GDSs”) and other types of Depository Receipts (which, together with ADRs, EDRs, GDRs, and GDSs, are hereinafter referred to as “Depository Receipts”).  Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts.  ADRs are Depository Receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation.  Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States.  For purposes of the Fund’s investment policies, investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities.  Depository Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk.  Certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.

Securities in which the Fund may invest include those that are neither listed on a stock exchange nor traded over the counter.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  To the extent that such securities are illiquid by virtue of the absence of a readily available market, or legal, contractual or regulatory restrictions on resale, they will be subject to the Fund’s investment restrictions on illiquid securities, discussed below.

The Fund, together with any of its “affiliated persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), may only purchase up to 3% of the total outstanding securities of any underlying investment company.  Accordingly, when the Fund or such “affiliated persons” hold shares of any of the underlying investment companies, the Fund’s ability to invest fully in shares of those investment companies is restricted, and Guinness Atkinson must then, in some instances, select alternative investments that would not have been its first preference.

There can be no assurance that appropriate investment companies will be available for investment.  No Fund intends to invest in such investment companies unless, in the judgment of Guinness Atkinson, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Commercial Paper.  The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks, bank holding companies, corporations and finance companies.  Commercial paper may be rated or unrated, issued in U.S. dollar or other currency, and issued by U.S. or foreign issuers.  The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities are generally bonds, notes, preferred stocks, warrants or other securities that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Warrants and Rights.  The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor.  Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them.  They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date.  Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless.  Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.  The prices of warrants do not necessarily parallel the prices of the underlying securities.

Lending Portfolio Securities.  The Fund may lend portfolio securities up to 33-1/3% of its total assets.  The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned.  By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral.  For the purposes of this policy, the Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Fund’s investment standards to be the equivalent of cash.  From time to time, the Fund may return to the borrower (or a third party that is unaffiliated with the Fund and that is acting as a “placing broker”) a part of the interest earned from the investment of collateral received for securities loaned.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever portfolio securities are loaned:  (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Fund’s investment policies and strategies described in the prospectus.  In pursuing its investment objective, the Fund invests as described below and employs the investment techniques described in the prospectus and elsewhere in this SAI.

Options and Futures Strategies

Through the writing of call options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Guinness Atkinson may at times seek to hedge against a decline in the value of securities included in the Fund’s portfolio or an increase in the price of securities that it plans to purchase for the Fund or to reduce risk or volatility while seeking to enhance investment performance.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The Fund’s ability to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  Although the Fund will not enter into an option or futures position unless a liquid secondary market for such option or futures contract is believed by Guinness Atkinson to exist, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  Reasons for the absence of a liquid secondary market include the following:  (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage.  As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.  However, to the extent that the Fund purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.  Furthermore, the Fund’s ability to engage in options and futures transactions may be limited by tax considerations.  Although the Fund will only engage in options and futures transactions for limited purposes, such transactions involve certain risks.  The Fund will not engage in options and futures transactions for leveraging purposes.

Upon purchasing futures contracts of the type described above, the Fund will maintain in a segregated account with its custodian cash or liquid securities with a value, marked-to-market daily, at least equal to the dollar amount of the Fund’s purchase obligation, reduced by any amount maintained as margin.  Similarly, upon writing a call option, the Fund will maintain in a segregated account with its custodian, liquid securities with a value, marked-to-market daily, at least equal to the market value of the underlying contract (but not less than the strike price of the call option) reduced by any amounts maintained as margin.

Writing Covered Call Options on Securities

Call options may be used to anticipate a price increase of a security on a more limited basis than would be possible if the security itself were purchased.  The fund may write only covered call options.  Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when Guinness Atkinson believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the security.  By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

The fund may write covered call options on optionable securities (stocks, bonds, foreign exchange related futures, options and options on futures) of the types in which it is permitted to invest in seeking to attain its objective.  Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.  As the writer of the call option, the Fund is obligated to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges).

The Fund will receive a premium from writing a call option, which increases the writer’s return in the event the option expires unexercised or is closed out at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security.  By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Options written by the Fund will normally have expiration dates not more than one year from the date written.  The exercise price of the options may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current market price of the underlying securities at the times the options are written.  The Fund may engage in buy-and-write transactions in which the Fund simultaneously purchases a security and writes a call option thereon.  Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write.  Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period.  In such a transaction, the Fund’s maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price.  Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period.  In such a transaction, the Fund’s gain will be limited to the premiums received from writing the option.  Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and the Fund may or may not realize a loss.

To the extent that a secondary market is available on the exchanges, the covered call option writer may liquidate his position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written.  The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

Purchasing Put and Call Options on Securities

The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, the Fund will reduce any profit that it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

The fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time that it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

The fund may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than on price movements in particular stocks.  Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of securities is made.

If Guinness Atkinson expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they ultimately want to buy.  If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index.  If, on the other hand, Guinness Atkinson expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index.  If that index does in fact decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Purchase and Sale of Interest Rate Futures

The fund may purchase and sell U.S. dollar interest rate futures contracts on U.S. Treasury bills, notes and bonds and non-U.S. dollar interest rate futures contracts on foreign bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

The fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase.  No Fund considers purchases of futures contracts to be a speculative practice under these circumstances.  In a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

The fund may sell U.S. dollar and non-U.S. dollar interest rate futures contracts in anticipation of an increase in the general level of interest rates.  Generally, as interest rates rise, the market value of the fixed income securities held by the Fund will fall, thus reducing the net asset value to the holder.  This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash.  This strategy, however, entails increased transaction costs to the Fund in the form of dealer spreads and brokerage commissions.

The sale of U.S. dollar and non-U.S. dollar interest rate futures contracts provides an alternative means of hedging against rising interest rates.  As rates increase, the value of the Fund’s short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments that are being hedged.  While the Fund will incur commission expenses in entering and closing out futures positions (which is done by taking an opposite position from the one originally entered into, which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts

The fund may write call options and purchase call and put options on stock index and interest rate futures contracts.  Each Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.  For example, the Fund may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, that the Fund intends to purchase.

Purchase and Sale of Currency Futures Contracts and Related Options

In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the Fund may buy or sell foreign currencies or may deal in forward currency contracts.  The Fund may also invest in currency futures contracts and related options.  If a fall in exchange rates for a particular currency is anticipated, the Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge.  If it is anticipated that exchange rates will rise, the Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase.  These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by the Fund will be covered.

A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price.  A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price.  Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency.  Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.  Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

The Fund will write (sell) only covered call options on currency futures.  This means that the Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing.  The Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, cash equivalents or liquid securities in a segregated account with its custodian.  If, at the close of business on any day, the market value of the call purchased by the Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, cash equivalents or other liquid securities equal in value to the difference.  Alternatively, the Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

If other methods of providing appropriate cover are developed, the Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, the Fund will be required to deposit as “initial margin” an amount of cash and liquid securities generally equal to from 5% to 10% of the contract amount.  Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract.

Options on Foreign Currencies

The Fund may write call options and purchase call and put options on foreign currencies to enhance investment performance and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized as described above.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, the Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Also, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the Fund would be required to sell the underlying currency at a loss that may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Fund intends to write only covered call options on foreign currencies.  A call option written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian, which acts as the Fund’s custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian or with a designated sub-custodian.

Forward Foreign Currency Exchange Contracts

The Fund may purchase or sell forward foreign currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Fund from variations in foreign exchange rates.  A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated.  Forward contracts may be standardized and exchange-traded, or customized, individually negotiated and privately traded by currency traders and their customers.  Forward contracts may also be non-deliverable, which means that the contract specifies a cash payment upon maturity, rather than delivery of the underlying asset.  Non-deliverable forward contracts are generally short-term contracts on foreign currencies.  Profits or losses on non-deliverable forward contracts are calculated by taking the difference between the agreed upon exchange rate for a foreign currency and the spot rate for the currency at the time of settlement, applied to an agreed upon notional amount of funds established at the outset of the transaction.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”).  Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”).  In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where it believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the sector are denominated (“cross-hedge”).  If the Fund enters into a position hedging transaction, cash not available for investment or liquid securities will be placed in a segregated account in an amount sufficient to cover the Fund’s net liability under such hedging transactions.  If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund’s commitment with respect to its position hedging transactions.  As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.  Unanticipated changes in currency prices would result in lower overall performance for the Fund than if it had not entered into such contracts.

The Fund may also enter into non-deliverable forward contracts when the market for physical settlement of currency is underdeveloped, heavily regulated or highly taxed.  The Fund may enter into non-deliverable forward contracts, for example, to gain or mitigate exposure to foreign currencies that are not internationally traded.  Non-deliverable forwards may be thinly traded or illiquid or denominated in a currency that is not freely convertible; the market for non-deliverable forward contracts in Renminbi may be considered more speculative than markets for other currencies.  Additionally, non-deliverable forwards are subject to many of the risks associated with forward contracts including foreign currency fluctuation risk and the risk that a counterparty will fail to fulfill its obligations when due.  The Fund will segregate or earmark liquid assets in an amount equal to the marked to market value of the non-deliverable forward contract on a daily basis.  The Fund’s use of non-deliverable forwards as part of its investment strategy or for hedging purposes may not be successful.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than one year.  At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above.  Of course, no Fund is required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Guinness Atkinson.  It also should be realized that this method of protecting the value of the Fund’s portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange that one can achieve at some future point in time.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

Additional Risks of Futures Contracts and Related Options, Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

The market prices of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

In addition, futures contracts in which the Fund may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day.  Such regulations are referred to as “daily price fluctuation limits” or “daily limits.”  During a single trading day no trades may be executed at prices beyond the daily limit.  Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit.  Daily limits, or regulatory intervention in the commodity markets, could prevent the Fund from promptly liquidating unfavorable positions and adversely affect operations and profitability.  Moreover, there are no limitations on daily price movement in forwards contracts and banks and dealers are not required to continue to make markets in forward contracts.  For example, there have been periods during which banks or dealers have refused to quote prices for foreign forward currency contracts or have quoted prices with an unusually wide spread.  The imposition of credit controls by foreign governments may also limit the ability of the Fund to trade foreign forward contracts.  If a bank or dealer is unable or refuses to perform with respect to the foreign forward contract, the Fund may incur losses.

Options on foreign currencies and forward foreign currency exchange contracts (“forward contracts”) are not traded on contract markets regulated by the Commodity Futures Trading Commission (“CFTC”) and are not currently regulated by the SEC or the CFTC.  Rather, forward currency contracts are traded through financial institutions acting as market makers.  Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, which are subject to SEC regulation. Options on foreign currencies and forward contracts may also be traded in private transactions not conducted on any exchange, including outside the United States.  In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.  The Fund expects that its currency transactions in Renminbi or Yuan will be effected through 24-hour trading markets.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

Forward Commitments

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities are typically offered to investors, such as the Fund, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to a settlement date if Guinness Atkinson deems it appropriate to do so.  The Fund may realize short-term profits or losses upon the sale of forward commitments.

Equity-Linked Notes

The Fund may invest in equity-linked notes.  Equity-linked notes are hybrid securities that provide the holder with principal protection and exposure to a single equity security, a group of equity securities or an equity index.  The coupon payment on an equity-linked note is based upon the performance of the underlying equity securities.  The Fund may invest in equity-linked notes to gain exposure to, and participate in any appreciation of, underlying securities on foreign markets that the Fund may not otherwise be able to access due to regulatory restrictions on foreign investors.  The risks of investing in equity-linked notes include risks associated with investing in bonds, and risks associated with investing in equity securities.  The Fund seeks exposure to foreign markets, and the risks of the Fund’s investment in equity-linked notes will include exchange rate fluctuations, a decline in the credit quality of the issuer and the possibility that the issuer fails to make principal or interest payments when due.  Additionally, if the reference equity security or securities decline in value, the equity-linked note may yield no return over principal at maturity, or may yield a lower return.  Generally, if the reference equity security is below its level at inception of the equity-linked note, the coupon return is zero (but not negative).  The Fund’s purchase or sale of an equity-linked note may be limited by the lack of market liquidity, adverse market movements, regulation or intervention by foreign regulators, or other foreign political and economic events.

Regulatory Matters

In connection with its proposed futures and options transactions, the Fund will file with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a “commodity pool operator” under the Commodity Exchange Act.

The staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies issuing senior securities.  However, the staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

(i)	sells futures contracts on an index of securities that correlate with its portfolio securities to offset expected declines in the value of its portfolio securities;

(ii)
writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company’s holding of a corresponding long futures position, by its ownership of portfolio securities that correlate with the underlying stock index, or otherwise;

(iii)
purchases futures contracts, provided the investment company establishes a segregated account (“cash segregated account”) consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

(iv)
writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company’s holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

In addition, currently, the Fund is eligible for, and is claiming, exclusion from the definition of the term Commodity Pool Operator in connection with the operations of the Fund, in accordance with subparagraph (1) of paragraph (a) of CFTC Rule 4.5, because the Fund represents that it will operate in a manner such that:

(i)
the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Commission Rule 1.3(z)(1); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts that do not come within the meaning and intent of Rule 1.3(z)(1), the Fund will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed five (5) percent of the fair market value of the Fund’s assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in Commission Rule 190.01(x) may be excluded in computing such five (5) percent;

(ii)
the Fund will not be, and has not been, marketing participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

(iii)
the Fund will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Fund intends to engage; and

(iv)	the Fund will submit to such special calls as the Commission may make to require the Fund to demonstrate compliance with the provisions of Commission Rule 4.5(c).

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank) requires changes to the permissible exemptions and conditions for reliance on exemptions from registration as a Commodity Pool Operator, and regulations under this statute have not been finalized.  The Fund will adopt policies and procedures as necessary to continue to comply with applicable regulations to effectuate its investment objectives as necessary.

The Fund will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

Repurchase Agreements

The Fund may enter into repurchase agreements.  Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price.  The resale price is in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund’s money is invested.  The Fund’s risk is limited to the ability of the seller to pay the agreed upon sum upon the delivery date.  When the Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the 1940 Act, collateralized by the underlying securities.  The return on the collateral may be more or less than that from the repurchase agreement.  The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned.  In evaluating whether to enter into a repurchase agreement, Guinness Atkinson will carefully consider the creditworthiness of the seller.  If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

Illiquid and Restricted Securities

The Fund has adopted the following investment policy, which may be changed by the vote of the Board.  The Fund will not invest in illiquid securities if, immediately after such investment, more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.  For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market for the particular security at a particular time, or legal or contractual restrictions on resale; (b) participation interests in loans that are not subject to puts; (c) covered call options on portfolio securities written by the Fund over the counter and the cover for such options; and (d) repurchase agreements not terminable within seven days.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Guinness Atkinson will determine the liquidity of Rule 144A securities under the supervision of the Board.  The liquidity of Rule 144A securities will be monitored by Guinness Atkinson, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

In reaching a liquidity decision, Guinness Atkinson will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RISK FACTORS AND SPECIAL CONSIDERATIONS

Concentration Risk

The Fund can invest in Renminbi-denominated and Yuan-denominated securities from issuers in any sector, region or industry, but the Fund will initially concentrate its investments in securities issued by the government of China, including its agencies, departments and instrumentalities.  The Fund’s initial portfolio may be heavily weighted in (i) banking and finance companies, (ii) Chinese companies in other industries in mainland China; and (iii) companies with significant connections to the Chinese economy.  Increased inflation or interest rates, or a downturn in the Chinese economy, would have a more substantial adverse impact on the Fund than on a fund that did not have investments heavily weighted in these sectors.  The Advisor intends to diversify the Fund’s investments among sectors and industries as the market for Renminbi-denominated and Yuan-denominated securities develops further, but initially, the Fund expects that its investments may be heavily weighted to these sectors.

Small- and Mid-Cap Issuers

The Fund will invest in securities of small, mid and large capitalization issuers.  Investors should be aware that investments in small- or mid-cap issuers carry more risk than investments in issuers with market capitalizations greater than $1 billion or $5 billion, respectively.  Generally, small- or mid-cap companies rely on limited product lines, financial resources, and business activities that make them more susceptible to setbacks or downturns.  In addition, the stock of such companies may be more thinly traded.  Accordingly, the performance of small- or mid-cap issuers may be more volatile.  Small- and mid-cap issuers may be organized, located or may operate in foreign or emerging market countries or derive a significant portion of their revenues from such countries.  In addition, the securities of such issuers may be traded principally on an exchange located in a foreign or emerging market country.  The risks of investing in foreign and emerging markets securities are discussed below.

Foreign and Emerging Markets Securities

Investors should recognize that investing in securities of companies in foreign and emerging market countries involves certain special considerations and risk factors that are not typically associated with investing in securities of U.S. companies.  The following disclosure augments the information provided in the prospectus.

Economic and Political Risks

The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.  Further, economies of foreign countries generally may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the Fund’s investments in those countries.  In addition, internal laws and regulations concerning contracts or property may be undeveloped compared to other legal systems, and it may be more difficult to obtain a judgment in a court outside the United States or enforce a foreign judgment (in U.S. or foreign courts).

China Political Risks

The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.

Economic reforms in China are transforming its economy into a market system that has stimulated significant economic growth.  Farm reform led to the doubling of China’s farmers’ incomes over the 1980s.  The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry.  In addition, a cheap and abundant supply of labor has attracted foreign investment in China.  Six special economic zones were set up by the central government providing tax advantages to foreign investors and many more followed at a provincial government level.  Further, the Shenzhen and Shanghai Stock Exchanges opened about ten years ago.  Class “A” and Class “B” shares are traded on both exchanges.  While only resident Chinese can purchase Class “A” shares, foreign investors (such as the Fund) can purchase Class “B” shares.  Over the period 1978 to 2006, China’s gross domestic product grew between 9% and 10% per annum.  By 1995, China had become one of the world’s major trading nations.

In 1984, China and Britain signed the Joint Declaration, which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date.  Obviously, there are risks arising from Hong Kong’s return to China under the “one country two systems” proposal.  However, Hong Kong and China are interdependent in terms of tourism, financial services and investment. Guinness Atkinson believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments.  Today, Hong Kong’s stock market is one of the largest in the world and is highly liquid and extensively regulated.

Notwithstanding the beliefs of Guinness Atkinson, investors should realize that there are significant risks to investing in China and Hong Kong.  The risks include:

(1)	that political instability may arise as a result of indecisive leadership;

(2)	that hard line Marxist Leninists might regain the political initiative;

(3)
that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident;

(4)	that the threat of armed conflict exists over the unresolved situation concerning Taiwan;

(5)	that because of China’s totalitarian government, property could be nationalized, expropriated or confiscated;

(6)	that due to the relatively undeveloped commercial and corporate legal systems, companies cannot obtain legal redress or collect judgments;

(7)	that the government of China will discontinue or alter economic reforms adopted in recent years; and

(8)	inflation, currency fluctuation, interest rate or inflation rate fluctuation risks that are specific to China.

Investors should further realize that the central government of China is communist and, while a liberal attitude towards foreign investment and capitalism prevails at present, a return to hard line communism and a reaction against capitalism and the introduction of restrictions on foreign investment is a possibility.  Changes in policy could increase risks of nationalization, expropriation or confiscation of property.  There can be no assurance that the Chinese government will continue to pursue its economic reform policies or, if it does, that those policies will be successful.  The issue of “B” shares and “H” shares by Chinese companies and the ability to obtain a “back-door listing” through “Red Chips” is still regarded by the Chinese authorities as an experiment in economic reform. “Back door listing” is a means by which Mainland Chinese companies acquire and invest in Hong Kong Stock Exchange listed companies (“Red Chips”) to obtain quick access to international listing and international capital. The reformist elements that now dominate Chinese policies remain ideologically communist and political factors may, at any time, outweigh economic policies and the encouragement of foreign investment.  The Fund will be highly sensitive to any significant change in political, social or economic policy in China, which could affect interest, inflation and currency rates, and fluctuation in these rates.  Such sensitivity may, for the reasons specified above, adversely affect the capital growth and thus the performance of the Fund. Guinness Atkinson, however, believes that the process of reform has now gone too far to be easily reversed.

Investment in China at present involves above average risk due to a number of special factors described herein.  Investment in the Fund should be regarded as long term in nature.  The Fund is suitable only for those investors who can afford the risks involved and should constitute only a limited part of an investor’s portfolio.  The Fund’s price may experience significant fluctuations.

Fixed Income Investing Risks

The Fund will invest in fixed income securities, including bonds, debentures, notes, structured notes, convertible securities, commercial paper and other types of debt securities, denominated in U.S. dollars or other currencies.  Fixed income investments are subject to additional risks including:

Credit Risks. Credit risk relates to the ability of the issuer to make interest or principal payments or both as they become due.  In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

In making investments in debt securities, the portfolio managers may consider the ratings assigned by ratings organizations, along with the Advisor’s own research.  If securities the Fund buys are unrated, they may be assigned a rating by the portfolio managers in categories similar to those of a rating organization.

Investing in fixed income securities can subject the Fund to counterparty credit risk, which is the risk that the counterparty to the transaction will not fulfill its obligations.

•
Most of the securities in which the Fund will invest are not rated by any Nationally Recognized Statistical Ratings Organization.  The Fund may invest in securities that are equivalent to “investment grade” or “high yield” bonds.

•	The Fund’s investments will cause the Fund to be exposed to the counterparty credit risk of the bond’s issuers or the counterparty to the Fund’s purchase.

•
The Fund has no particular duration target and is not required to invest in a specific maturity range, and debt securities may be within any maturity range (short, medium or long) depending on the portfolio managers’ evaluation of investment opportunities available within the debt securities market at the time of purchase.

•
The Fund invests in Renminbi Yuan-denominated instruments, which are often offered on an unsecured basis, meaning there is no collateral to offset the risk of non-payment.  This exposes the Fund to greater counterparty risk because if an issuer of a Renminbi Yuan-denominated instrument in which the Fund invests becomes insolvent, the Fund would be an unsecured creditor and recourse may be more limited than if the instruments were secured.

•
In addition, legal systems in the non-U.S. jurisdictions for resolution of defaulted debt obligations may not be as well-developed as the U.S. legal system and the Fund may be unlikely to recover if a debt obligation defaults.  Some foreign countries’ legal systems may prevent or restrict payments of principal or interest owing on defaulted securities to foreign investors.  Legal and administrative approvals, including relating to currency expatriation, could be required to permit a foreign investor to receive funds in settlement of legal claims arising from a defaulted security.  There is no guarantee that such approvals, if any, would be received.

Lower-Grade Debt Securities.  Lower-grade debt securities tend to offer higher yields than investment-grade securities, and may provide greater income or, in some cases, capital appreciation possibilities.  Lower-grade debt securities are normally subject to greater risks than investment-grade securities, including:

•	the relatively greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities;

•	the issuer’s relatively low creditworthiness, which may increase the potential for its insolvency;

•	the high yield bond market is more likely to suffer an overall decline in values during a period of a general economic downturn; and

•
an economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

To the extent they can be converted into stock, lower-grade convertible securities may be less subject to some risks of lower-grade non-convertible debt securities.

Interest Rate Risk.  Interest rate risk refers to the risk that changes in interest rates will affect the value of fixed income securities in which the Fund invests, because of the inverse relationship between price and yield.  Generally, the prices of fixed income securities rise when interest rates fall, and prices of fixed income securities fall when interest rates rise.  Debt securities with longer maturities, which tend to have higher yields, are more sensitive to fluctuations in interest rates than obligations with shorter maturities.

Prepayment Risk.  Certain fixed income securities (in particular but not limited to mortgage-related securities) are subject to the risk of unanticipated prepayment, that is the risk that when interest rates fall, the issuer will repay the security prior to the security’s expected maturity, or with respect to certain fixed income securities, that borrowers will prepay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the security’s expected maturity.  The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.  Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall.  If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium.  The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility.  Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.

Extension Risk.  If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.  Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

Securities Market Risks

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange (the “NYSE”).  Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Securities without a readily available market will be treated as illiquid securities for purposes of the Fund’s limitations on such purchases.  Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States.  Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, the Fund will endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

With regard to Mainland China, both the Shanghai and the Shenzhen securities markets are in their infancy and are undergoing a period of development and change.  This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.  In addition, the choice of investments available to the Fund will be severely limited as compared with the choice available in other markets due to the small but increasing number of “B” share issues currently available.  There is a low level of liquidity in the Chinese securities markets, which are relatively small in terms of both combined total market value and the number of “B” shares available for investment.  Shareholders are warned that this could lead to severe price volatility.

Similarly, the markets for trading Renminbi Yuan-denominated bonds (either in Hong Kong, through Euroclear or the CIBM) are newly developed and may suffer greater relative volatility and liquidity events as compared to well-developed bond trading markets.  There is no guarantee that the Fund will be granted access to the CIBM.

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate.  During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise.  Conversely, during periods of rising interest rates, the value of such securities generally declines.  The magnitude of these fluctuations generally will be greater for securities with longer maturities.

Governmental Credit Risk

The obligations of foreign government entities, including supranational issuers, have various kinds of government support.  Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.

Accounting Standards and Legal Framework

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies.  Consequently, there may be less publicly available information about such companies than about United States companies.  Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.  All issuers of “B” shares, “H” shares and Red Chips, in which the Fund may invest, are, however, required to produce accounts that are prepared in accordance with international accounting standards.

With regard to China, the national regulatory and legal framework for capital markets and joint stock companies is not well developed compared to those of Western countries.  Certain matters of concern to foreign shareholders are not adequately dealt with or are only covered in a number of national and local laws and regulations.  As the efficacy of such laws and regulations is as yet uncertain, there can be no assurance as to the extent to which rights of foreign shareholders will be protected.

Additional Foreign Currency Considerations

Special Risks of Developing and Emerging Markets.  Emerging and developing markets may have less liquid securities markets with greater price volatility; impose exchange controls; impose differential taxes on foreign investors; and impose restrictions on direct investments or investments in issuers in particular industries.

Currency Risk. A change in the value of foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.

A substantial portion of the Fund’s assets will be invested in securities of entities in foreign markets and a substantial portion of the income received by the Fund will be in foreign currencies.  If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.  The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Changes in foreign currency exchange rates also will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments.  Further, the Fund may incur costs in connection with conversions between various currencies.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions.  There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when the Fund wishes to use them.  Moreover, investors should be aware that in most emerging market countries, such as China, the markets for certain of these hedging instruments are not highly developed and that in many emerging market countries no such markets currently exist.

Investment Funds and Repatriation Restrictions

Some foreign countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds that have been specially authorized. See “Tax Matters” for an additional discussion concerning such investments.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

The Fund may invest in other registered investment companies, including open-end funds, closed-end funds and exchange traded funds (ETFs), subject to limitations set forth in the 1940 Act.  This may include investment in money market mutual funds in connection with the Fund’s management of daily cash positions.  Investments in the securities of other registered investment companies may involve duplication of management fees and expenses.  If the Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds. The Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the total assets of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  Under an exception to this rule, the Fund is subject only to the 3% limit so long as the Fund does not charge a sales charge in excess of 1.5%.

Renminbi Yuan Bond Market Risks

The Fund invests a substantial portion of its assets in debt securities, including bonds, debentures, notes, structured notes, convertible securities, commercial paper and other types of debt securities, which may be denominated in Renminbi, Yuan or other currencies, and which may trade on newly developed markets. These Renminbi Yuan-denominated bonds are subject to the following additional risks:

A limited number of issuers have issued Renminbi Yuan-denominated securities, which trade in one or more developing trading markets.  There is no guarantee that the Fund will be able to locate and acquire suitable Renminbi Yuan-denominated investments, due to the comparatively low number of issues and competition from other purchasers for the same investment opportunities.

Newly developed trading markets may be more likely than well-developed markets to suffer liquidity constraints, which could apply to the market as a whole or to individual securities in the market. Newly developed trading markets are more likely to suffer relatively lower trading volume and relatively greater price volatility.  Newly developed markets may also be subject to additional risks including market suspensions and lack of developed regulation. The Fund will seek to develop access to as many markets as possible for the purchase and sales of Renminbi-denominated and Yuan-denominated bonds, but the Fund could be adversely affected by liquidity events that impact Renminbi-denominated and Yuan-denominated bonds or the markets in which they trade.

Trading Risks.  The Fund will initially buy and sell newly developed securities that trade in newly developed and emerging markets, which may involve additional risks.

•
In addition to trading in the over the counter market in Hong Kong, the Fund may also buy and sell securities transacting and settling through Euroclear, in accordance with the rules of that platform.  The Fund intends to apply for approval to participate in the China Interbank Bond Market through a pilot program established in 2010 by the People’s Bank of China, if access to such program becomes available.  There is no guarantee that access will be available to the Fund, or that any such approval will be granted, nor is there an estimate of how long the application process will last and whether the pilot program will continue.

•
Renminbi-denominated bonds and their trading markets are newly developed.  There is no guarantee that trading of Renminbi-denominated securities in the over the counter markets will be conducted on a regular basis or that market making arrangements will be in place to make a market and quote a price for all such securities at all times.  The secondary market for Renminbi-denominated securities may not develop broadly.  As a result, the Fund may have to hold instruments until their maturity date.

•
The transaction cost associated with effectuating transactions in each of these markets may be higher than the costs associated with fixed income investments in the United States.  In particular, the spread between bid and ask may be wider than for comparable U.S. issued securities trading in well-established U.S. bond markets.

•
The settlement and clearing systems for Renminbi-denominated instruments may not be well-tested and may be subject to increased risks of error or inefficiency, including delays in settlement or clearing. The Fund will rely on local service providers to effectuate transactions in Renminbi-denominated and Yuan-denominated instruments.

Offshore Investor Risks.  As an offshore investor in a foreign market, the Fund faces special offshore investor risks, including the following:

•
The Government of China imposes capital controls, including in the form of currency controls, and such restrictions limit the ability of the Fund to exchange and transfer currency.  Additional types of capital controls may be imposed at any time, and may take the form of restrictions on the transfer of currency, securities or assets, or taxes on gains or profits to be expatriated by foreign investors.  The Fund could be adversely affected if China imposes additional capital controls.

•
The Fund’s purchases and sales of Renminbi-dominated and Yuan-denominated bonds in the over the counter market will require the Fund to convert U.S. dollars to Yuan for purchases, and Yuan to U.S. dollars on sales.  The Fund could lose money, or its value could decrease, if the Fund cannot exchange currency.  China’s currency exchange restrictions require the authorized banks to have a sufficient supply of Yuan to make exchanges, and exchanges are subject to daily limits.  The Fund could be adversely affected if its agent banks do not have access to a sufficient currency supply.

•
As a foreign investor, the Fund could be adversely affected by legal, political, governmental and economic policies of countries in which bond issuers are located.  Legal and administrative approvals, including relating to currency expatriation, could be required to permit a foreign investor to receive funds in payment of a bond or other security. There is no guarantee that such approvals, if any, would be received.

•
The Fund will invest in securities issued by China and its agencies, including central banks.  Bonds issued by foreign governments present “sovereign debt” risk, which is the risk that the government issuers will not make interest payments or repay the bond when due.  The Fund would have limited recourse if there was a default on payment.

INVESTMENT RESTRICTIONS AND POLICIES

Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  As used in the prospectus and SAI, the term “majority of the outstanding shares” of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The following are the Fund’s investment restrictions set forth in their entirety.  In contrast to the investment restrictions described below, investment policies are not fundamental and may be changed by the Board without shareholder approval.

Investment Restrictions

The Fund may not:

1.
Issue senior securities, except that the Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions.  The Fund may pledge its assets to secure such borrowings.

2.
Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

3.	Make loans, except through repurchase agreements to the extent permitted under applicable law.

4.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.	Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

6.	Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

7.
Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

Non-Fundamental Investment Policies

The Fund may not:

1.
Invest 25% or more of the total value of its assets in a particular sector or industry; except that the Fund will invest more than 25% in securities issued by the government of China, including its agencies and instrumentalities.

Percentage restrictions apply at the time of acquisition, and, except with respect to borrowings, any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

Code of Ethics

The Trust, Guinness Atkinson and Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), each has adopted a code of ethics, as required by applicable law, that is designed to prevent affiliated persons of the Trust, Guinness Atkinson and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics).  There can be no assurance that the codes of ethics will be effective in preventing such activities.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Guinness Atkinson subject to the supervision of the Board and pursuant to authority contained in the Agreement between the Trust and Guinness Atkinson.  In selecting brokers or dealers, Guinness Atkinson will consider various relevant factors, including, but not limited to, the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the Fund or to Guinness Atkinson for the Fund’s use, that, in the opinion of the Board, are reasonable and necessary to the Fund’s normal operations.  As permitted by Section 28(e) of the Securities Exchange Act of 1934, Guinness Atkinson may cause the Fund to pay a broker-dealer that provides brokerage and research services to Guinness Atkinson (for the Fund and/or other accounts for which Guinness Atkinson exercises investment discretion) an amount of commission for effecting a securities transaction for the Fund greater than the amount other broker-dealers would have charged for effecting the transaction if Guinness Atkinson determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Guinness Atkinson’s overall responsibilities to accounts over which it exercises investment discretion.  Not all such brokerage and research services may be useful or of value in advising the Fund.

For this purpose, pursuant to Section 28(e) and applicable SEC guidance and interpretations, “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.  Generally, Guinness Atkinson and/or the Fund have received the following types of services: economic studies, industry studies, security analysis or reports, sales literature and statistical services.  Guinness Atkinson shall determine the amount of allocations to brokers who provide research services and report brokerage allocations, on an overall basis and involving research services, regularly to the Board.

The receipt of research from brokers or dealers may be useful to Guinness Atkinson in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of Guinness Atkinson’s other clients may be useful to Guinness Atkinson in carrying out its obligations to the Fund.  To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund may exceed those that might otherwise be paid by an amount that cannot be presently determined.  The fees paid by the Fund to Guinness Atkinson are not reduced because Guinness Atkinson receives brokerage and research services.  While such services are not expected to reduce the Guinness Atkinson’s expenses, Guinness Atkinson might, through use of the services, avoid the additional expenses that would be incurred if it attempted to develop comparable information on its own.

Guinness Atkinson may receive research services, or statistical material or other services to the Fund from research providers that are not affiliated with an executing broker or dealer, but which have entered into payment arrangements involving an executing broker or dealer (“Third Party Research Services”).  Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker or dealer that executes portfolio transactions for clients of the investment adviser.  The investment adviser and the executing broker or dealer enter into a related agreement specifying the amount or the ratio of commissions on portfolio transactions as consideration for the executing broker or dealer making payments for Third Party Research Services received by the investment adviser.  Essentially, the investment adviser and the broker-dealer establish a pool of commission credits and the broker-dealer pays research providers directly from this pool, and the broker-dealer agrees that it will use credits only to pay for research services that are permissible under Section 28(e).

Guinness Atkinson is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions that are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or that are traded in the over the counter market.

Brokers or dealers who execute portfolio transactions on behalf of the Fund may receive commissions that are in excess of the amount of commissions that other brokers or dealers would have charged for effecting such transactions provided the Advisor determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or Guinness Atkinson’s overall responsibilities to the Fund.

It may happen that the same security will be held by other clients of Guinness Atkinson.  When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account.  In some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.  In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

COMPUTATION OF NET ASSET VALUE; SECURITIES VALUATION

NAV Calculation

The Fund’s net asset value per share (“NAV”) is determined at the close of business on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business and the Federal Reserve Bank’s Fedline System is open and on such other days as there is sufficient trading in the Fund’s securities to affect materially the Fund’s NAV.  The Fund will be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund.  Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund.  The liabilities that are charged to the Fund are borne proportionately by each share of the Fund.  Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

Securities Valuation

The Fund will invest in foreign securities and, as a result, the calculation of the Fund’s NAVs may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation.  Occasionally, events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund’s NAV.  If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by, and under the supervision of, the Board.  The Fund may rely on prices provided by independent pricing services. Prices used by independent pricing services may be based on proprietary methodologies.  If an independent pricing service makes an error in applying its proprietary pricing methodologies, this could result in an incorrect valuation for a security held in the Fund’s portfolio.  Portfolio securities of the Fund that are traded both on an exchange and in the over the counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer.  When portfolio securities are traded, the valuation will be the last reported sale price before the valuation point.  (For securities traded on the NYSE, the valuation will be the last reported sales price as of the close of the NYSE’s regular trading session, currently 4:00 p.m. New York time.)  If there is no such reported sale or the valuation is based on the over the counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.  As of the date of this SAI, such securities will be valued by the latter method.   Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the NASD Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over the counter securities that are not traded in the Nasdaq National Market System shall be valued at the most recent trade price.

Money market instruments with less than 60 days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation.  This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount.  If the Fund acquires a money market instrument with more than 60 days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60 day period that this amortized cost value does not represent fair market value.

The Fund will value portfolio securities for which no readily available market quotation in accordance with last trade price or fair valuation as necessary.  When portfolio securities are traded in the over the counter market in Hong Kong, the valuation will be the last reported sale price before the valuation point.  If there is no such reported sale, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.  Renminbi-denominated bonds are traded on a newly developed market, and it is likely that a daily price will not be available for every issue on every trading day. Renminbi-denominated bonds may be thinly traded, so that trading prices may not be considered reliable, in which case the Advisor may “fair value” the bonds in accordance with its valuation procedures.  The Advisor expects that the Fund will need to fair value a substantial portion of its portfolio from time to time.

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return.  The total return basis combines principal and dividend income changes for the periods shown.  Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund.  Dividends and distributions are comprised of net investment income and net realized capital gains.  Under SEC rules, funds advertising performance must include total return quotes calculated according to one or more of the following formulas:

Return Before Taxes

P(1 + T)n = ERV

Where    P            = a hypothetical initial payment of $1,000
T            = average annual total return
n            = number of years (1, 5 or 10)
ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

Return After Taxes on Distributions

P(1 + T)n = ATVD

Where    P            = a hypothetical initial payment of $1,000
T            = average annual total return
n            = number of years (1, 5 or 10)
ATVD
= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions but not after taxes on redemption

Return After Taxes on Distributions and Sale of Fund Shares

P(1 + T)n = ATVDR

Where    P            = a hypothetical initial payment of $1,000
T            = average annual total return
n            = number of years (1, 5 or 10)
ATVDR
= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions and redemption

In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period.  Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund’s performance with other measures of investment return.  For example, in comparing the Fund’s total return with data published by Lipper, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.  Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value.  Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Fund or $250,000 during any 90-day period.  Should any shareholder’s redemption exceed this limitation, the Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities.  Such securities would be selected solely by the Fund and valued as in computing net asset value.  In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  Such brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf.  The Fund will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order.  Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker or the broker authorized designee.

The Fund generally charges a redemption fee of 2.00% of the value of shares redeemed within 30 days of purchase.  Although the Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances when it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts held at financial intermediaries (which may impose their own fees), redemptions of shares made through systematic withdrawal or exchange plans, pre-approved asset allocation programs or automatic non-discretionary rebalancing programs, retirement plans that cannot implement the redemption fee, redemptions initiated by the Fund, or under other circumstances when the redemption does not indicate market timing activity.

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio holdings disclosure policies have been approved by the Board.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the first and third quarter holdings reports on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s, Lipper, Bloomberg and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing portfolio holdings information, the Trust discloses such information to the parties at or after the same time the Fund’s portfolio holdings is made public on the SEC’s website (quarterly within 60 days of the end of each fiscal quarter).

The Advisor discloses the Fund’s top 10 holdings on Guinness Atkinson Funds’ website monthly, normally with a lag of five to ten business days following the end of the month.  The information is then disclosed to third parties after it has been made public on Guinness Atkinson Funds’ website.

The Advisor may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any securities trading, and (3) the recipient will not provide access to third parties to this information.

Guinness Asset Management Ltd., an affiliate of the Advisor, manages other funds in a mirror image fashion to one of the Guinness Atkinson Funds.  As a result, it is possible for the holdings of the Guinness Atkinson Funds to be deduced from disclosures of holdings in those funds (and visa versa).  It is accepted that disclosures of holdings in those clients’ portfolio may be disclosed to third parties.  The Advisor has, however, undertaken to use its best endeavors to obtain confidentiality agreements similar to those described above when such disclosures occur before those Funds’ holdings are made public.

In addition, the Fund’s service providers, consisting of the administrator, custodian, financial printer, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Fund.  Disclosure of the Fund’s portfolio holdings information may be made only with prior written approval of either the Trust’s President or its Chief Compliance Officer.  In no event shall the Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.  The Trust’s Chief Compliance Officer will review the adequacy and effectiveness of the Trust’s portfolio holdings disclosure policy (and any related procedures) at least annually and recommend changes, if appropriate, to the Board.  In addition, the Board will review the adequacy and effectiveness of this policy (and any related procedures) at least annually and consider the recommendations, if any, of the Chief Compliance Officer.

The Advisor will consider any actual or potential conflicts of interest between the Advisor and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Advisor may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Advisor will not authorize such release.

TAX MATTERS

The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”).  In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

The Fund will elect to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried.  Any such net capital losses retain their character as either long-term or short-term losses, and are utilized before net capital losses arising in years beginning on or before December 22, 2010.  As explained below, however, all carryforwards are subject to limitations on availability.  Under Code Sections 382 and 383, if the Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for July 2011 is 3.86%).  The Fund will use its best efforts to avoid having an ownership change.  However, because of circumstances that may be beyond the Fund’s control or knowledge, there can be no assurance that the Fund will not have, or has not already had, an ownership change.  If the Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g).  Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction.  No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (as applicable, depending on the type of the Fund) (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.”  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year.  Any gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If the Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  Second, if the Fund invests in “marketable stock” (as defined) of a PFIC, the Fund may make a mark-to-market election with respect to such stock.  Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291-1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as a dividend.

For taxable years beginning after December 22, 2010, a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 (November 30, if the regulated investment company elected to determine its required excise tax distributions based on its November 30 taxable year, as discussed below) or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Distribution and Income requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If for any taxable year the Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions generally may be eligible for the dividends-received deduction (“DRD”) in the case of corporate shareholders and may be eligible for treatment as “qualified dividend income” in the case of noncorporate shareholders in taxable years beginning before January 1, 2013.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31.  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and, in taxable years beginning before January 1, 2013, may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation will be qualified dividends only if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.  For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a DRD) in determining their adjusted current earnings.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund.  If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  Each shareholder should consult his own tax advisor regarding the potential application of the foreign tax credit rules.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund (or of another of the Funds).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  Each U.S. shareholder should consult his own tax advisor regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (including an exchange of shares of another Fund for shares of the Fund) within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend.  Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

For taxable years beginning before January 1, 2012, U.S. withholding tax generally would not apply to amounts designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend.”  The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next year).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Payments after 2012 of dividends on, and gross proceeds from the redemption of, shares of the Fund made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied.  Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders.  Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners.  Payments that are taken into account as effectively connected income are not subject to these withholding rules.  Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on the disposition of the Fund’s shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Effect of Future Legislation; Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE TRUST

The Board manages the business and affairs of the Fund.  The Board approves all significant agreements between the Fund and companies and individuals that provide services to the Fund.  The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Disinterested Trustees”).  The officers of the Fund manage the day-to-day operations of the Fund.  The day-to-day operations of the Fund are always subject to the investment objective of the Fund.  The Board supervises the day-to-day operations of the seven Funds.  Unless otherwise noted, each Trustee and officer’s address is 21550 Oxnard Street, Suite 850, Woodland Hills, California 91367.  Trustees and officers of the Trust serve until their resignation, removal or retirement.  Unless otherwise noted, each Trustee has served in the indicated occupations or directorships for at least the past five years.

Disinterested Trustees
Name and Age	Position Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
James I. Fordwood (63)	Trustee	Since April 1994
CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998. Treasurer, Idea2 LLC (customer relationship management programming developer) since 2009. Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007. Treasurer, J.L. Energy Co. (holding company) since 1985. Treasurer, Thistle, Inc. (seismic data management) since 1984.
None
Dr. Gunter Dufey (70)	Trustee	Since April 1994
Executive Director of Education Exchange Ltd., a consulting firm since 2010.  Professorial Fellow, Nanyang Technological University (Singapore) since 2005.   Professor (Emeritus) of Ross School at The University of Michigan, where he served from 1968 to 2002.
Independent director, seven private subsidiaries of GMAC in the United States and Canada.

Disinterested Trustees
Name and Age	Position Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Dr. Bret A. Herscher (52)	Trustee	Since April 1994
Vice President of Minnow Medical, a company that develops medical devices for treating peripheral artery disease since 2009.  President of Pacific Consultants, a technical and technology management consulting company serving the electronic industry and venture capital community that he co-founded, from 1996 to 2007.
None
J. Brooks Reece, Jr. (63)	Trustee and Chairman	Since April 1994
Vice President of Adcole Corp., a manufacturer of precision measuring machines and sun angle sensors for space satellites since 1984.  President of Adcole Far East Ltd. since 2008.  Executive Director of Adcole Measuring Equipment Shanghai Co. Ltd., since 2004.
None

Interested Trustee
Name, Address, and Age	Position Held with the Trust	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustee
Timothy W.N. Guinness* 14 Queen Anne’s Gate London, England SW1H 9AA (62)	Trustee	Since August 1998
Chairman/CIO of Guinness Atkinson Asset Management since November 2002.  Chairman of Guinness Asset Management Ltd., investment advisor in London, since 2003.  Director of Guinness Capital Management Ltd since 2010.  Director of SR Europe Investment Trust Plc since 2001.  Director of Atlantis Japan Growth Fund Ltd., since 2002.  Non-Executive Director of Quayle Munro since 2007.  Non-Executive Director of Brompton Bicycle Ltd., since 2000.
None

* “Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson.

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (52)	President	Since April 2003
Chief Executive Officer and Director of Guinness Atkinson Asset Management since November 2002.  Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since November 2001.

Richard F. Cook, Jr. (59)	Chief Compliance Officer	Since December 2005
Officer of Foreside Fund Services, LLC since November 2005, and Director of Foreside Compliance Services LLC, since January 2006.  From 2002, Founder and Managing Member of NorthLake, LLC.  From 1985 to 2002, Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust.

Rita Dam (43)	Treasurer	Since September 2009
Vice President, Mutual Fund Administration Corp. since 2006; Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1994 - 2001).

Joy Ausili (43)	Secretary and Assistant Treasurer	Since September 2009
Vice President, Mutual Fund Administration Corp. since 2006; Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1997 - 2001).

Sardjono Kadiman (35)	Assistant Treasurer	Since September 2009
Assistant Vice President, Mutual Fund Administration Corp. since 2008; Compliance Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2008); Senior Fund Administrator, the Wadsworth Group, a mutual fund administration and consulting services provider (1998 - 2001).

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Fund.  The Board is composed of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”).  In connection with four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel and Independent Legal Counsel to consider a variety of matters affecting the Fund.  These meetings generally occur prior to or following scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.  The Board held, and each Trustee attended five meetings during the fiscal year ended December 31, 2009.  As discussed in further detail below, the Board has established the Audit Committee, composed solely of Independent Trustees, to assist the Board in performing its oversight responsibilities.

The Chairman of the Board is an Independent Trustee.  The Board does not have a lead Independent Trustee.  The Chairman’s role is to approve the agenda for each Board meeting, preside at all meetings of the Board and to act, as necessary, as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Guinness Atkinson, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees.  Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public and private companies or other organizations.  Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.  The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills.  The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Timothy W.N. Guinness has served as a Trustee of the Trust since its inception in 1994 and is the Chairman and Chief Investment Officer of Guinness Atkinson Asset Management since November 2002; Chairman of Guinness Asset Management Ltd., an investment advisor in London, United Kingdom, since 2003; and Director of Guinness Capital Management Ltd. since 2010.  Previously, Mr. Guinness served as Joint Chairman of Investec Asset Management Ltd. from September 1998 to March 2003.  Mr. Guinness serves on the board of directors of several public and private companies operating and organized outside the United States, including companies focused on discretionary investment management services.  Mr. Guinness also serves as a trustee of two non-U.S. investment companies, SR Europe Investment Trust Plc and Atlantis Japan Growth Fund Ltd.  Mr. Guinness has more than 35 years of experience in investing and holds a Masters of Engineering from Cambridge University and a Masters of the Science of Management from Massachusetts Institute of Technology.

James I. Fordwood has served as a Trustee of the Trust since its inception in 1994 and is the CFO and Managing Member of Prima Marketing LLC, which operates a network of convenience stores.  Mr. Fordwood also serves as director and treasurer of several private companies (identified in the table above), including companies in the alternative energy sector.  Mr. Fordwood holds a Bachelor of Arts in Engineering (with honors) from Cambridge University and holds the designation of Chartered Accountant awarded by the Institute of Chartered Accountants of Scotland.  The Board has designated Mr. Fordwood as the Funds’ Audit Committee Financial Expert.

Dr. Gunter Dufey has served as a Trustee of the Trust since its inception in 1994.  He is the Executive Director of Education Exchange Ltd., a consulting firm and had an appointment as Professorial Fellow of the Nanyang Technological University in Singapore, since 2005.  He is a Professor Emeritus of the Ross School at The University of Michigan, where he served on the faculty from 1968 through 2002.  Dr. Dufey serves as an independent trustee to seven private subsidiaries of General Motors Acceptance Corporation in the United States and Canada.  Dr. Dufey holds a degree from Universitaet Wuerzburg (Germany) and a Doctor of Business Administration degree from the University of Washington, Seattle.

Dr. Bret A. Herscher has served as a Trustee of the Trust since its inception in 1994 and is the Vice President of Minnow Medical, a company that develops medical devices for the treatment of peripheral artery disease.  From 1996 through 2007, Dr. Herscher co-founded and served as President of Pacific Consultants, a technical and technology management consultant company serving the electronic industry and venture capital community.  Dr. Herscher holds PhD. M.A. and B.A. degrees from Cambridge University.

J. Brooks Reece, Jr., has served as a Trustee of the Trust and the Funds’ Independent Chairman since the Trust’s inception in 1994.  Since 1984, he has served as Vice President of Adcole Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites.  Since 2004, Mr. Reece has also served as Executive Director of Adcole Measuring Equipment Shanghai Co. Ltd., and since 1986, Mr. Reece has served as Director and Vice President of Adcole Far East Ltd.  He was named President in 2008.  Mr. Reece previously served as a trustee of the Dessauer Global Equity Fund, a registered investment company, from 1997 to 2000.  Mr. Reece holds a Bachelor of Science degree from the Wharton School at the University of Pennsylvania.

The Board’s leadership structure is appropriate for the characteristics and circumstances of the Trust and the Funds, including the Funds’ various investment strategies and themes, the size of the Funds, the Board’s committee structure and the Funds’ management, distribution and other service arrangements.  The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview.  The Board’s leadership structure may be changed at any time and in the Board’s discretion, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others.  Guinness Atkinson and the Fund’s other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk).  As part of the general oversight of the Funds, the Board oversees the management of these risks.

The Board periodically reviews the Funds’ policies and procedures designed to address the Funds’ risks.  Oversight of investment, compliance and operational risk is performed primarily at the Board level in conjunction with Guinness Atkinson and the Funds' Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the Committee level.  Guinness Atkinson reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers’ compliance policies and procedures and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance program.  The Audit Committee reviews with the Funds’ independent public accountants and Guinness Atkinson the Funds’ major financial risk exposures and the steps Guinness Atkinson has put in place to monitor and control these exposures, including risk assessments and risk management policies and guidelines.  The Valuation Committee oversees valuation risk and compliance with the Funds’ Valuation Procedures and oversees actions by the Advisor with respect to the valuation of portfolio securities.

Board Committees

The Board has three standing committees, as described below:

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.  The Audit Committee appoints and approves the compensation of the Trust’s independent public accountants; oversees the Trust’s accounting and financial reporting polices, practices and internal controls; approves any non-audit services; and serves as the Trust’s “Qualified Legal Compliance Committee.” The Audit Committee meets at least once a year and met twice during 2010.  The four Disinterested Trustees, Dr. Dufey, Mr. Fordwood, Dr. Herscher and Mr. Reece, comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee did not meet during 2010.  The four Disinterested Trustees, Dr. Dufey, Mr. Fordwood, Dr. Herscher and Mr. Reece, comprise the Nominating Committee.  The Nominating Committee will consider nominees recommended by the Trust’s shareholders.  A shareholder should submit any nominations in writing to the Secretary of the Trust at 21550 Oxnard Street, Suite 850, Woodland Hills, California 91367.  All nominations so received shall promptly be distributed to the members of the Committee.  However, the decision to approve candidates for submissions to the board shall be made exclusively by the Committee.

Valuation Committee.  The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.  Although the Valuation Committee generally does not hold formal meetings, the members of the Committee communicate with each other as necessary when a price is not readily available, typically by telephone or by e-mail.  Mr. Guinness and Mr. Reece are members of the Valuation Committee.

Ownership in Securities of the Advisor and Distributor and Related Companies; Compensation

As reported to the Trust, none of the Disinterested Trustees nor their immediate family members own securities issued by the Advisor, Distributor or their related companies, as of December 31, 2010.  An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents.  The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

The table below illustrates the compensation paid to each Trustee for the Trust’s most recently completed fiscal year, excluding payment for out-of-pocket expenses.  There are no pension or retirement benefits accrued as part of the Funds’ expenses.  Each Trustee oversees the seven Funds, which are the only mutual funds under the Trust.

Name of Trustee
	Renminbi Yuan & Bond Fund1	Aggregate Compensation from the Trust (7 funds)
Disinterested Trustees
Dr. Dufey*	$2,250	$20,000*
Mr. Fordwood	$2,250	$20,000
Dr. Herscher	$2,250	$20,000
Mr. Reece	$2,250	$22,000
Interested Trustee
Mr. Guinness	$0	$0
1 Estimated for the current fiscal year.

*Dr. Dufey elected to defer payment of his compensation from the Funds under the Funds’ non-qualified Deferred Compensation Plan for Trustees under which trustees may defer receipt of all or part of their compensation from the Funds.  Amounts deferred are deemed invested in shares of one or more of the Funds, as selected by the Trustee from time to time.  A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.  The total amount of deferred compensation payable to Dr. Dufey for all Funds was $265,563 as of December 31, 2010.

Trustee Ownership in the Funds

As of the date of this Statement of Additional Information, none of the Independent Trustees owned outstanding shares of the Fund but certain of the Trustees owned shares of certain Funds in the following dollar ranges, as indicated below:

Disinterested Trustees	Renminbi Yuan & Bond Fund	All Funds
Mr. Fordwood	—	D
Dr. Dufey	—	D
Dr. Herscher	—	—
Mr. Reece	—	—
Interested Trustee
Mr. Guinness	—	D

Amount Invested Key — None A.$1-$10,000 B.$10,001-$50,000 C.$50,001-$100,000 D.over $100,000

Control Persons and Principal Security Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.

As of the date of this SAI, the Fund is under the control of the Advisor, who had voting authority with respect to 100% of the outstanding shares in the Fund on such date.  However, once the Fund commences investment operations and its shares are sold to the public, the Advisor’s control will be diluted.

THE INVESTMENT ADVISOR AND ADVISORY AGREEMENT

Guinness Atkinson Asset Management, Inc. furnishes investment advisory services to the Fund.  Under the Investment Advisory Agreement (the “Agreement”), Guinness Atkinson directs the investments of the Fund in accordance with the investment objectives, policies, and limitations provided in the prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Fund may impose by notice in writing to Guinness Atkinson.  Guinness Atkinson also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Fund; pays the salaries and fees of all officers of the Trust other than those whose salaries and fees are paid by the Administrator or the Distributor; and pays the salaries and fees of all Trustees who are “interested persons” of the Trust or of Guinness Atkinson and of all personnel of the Trust or of Guinness Atkinson performing services relating to research, statistical and investment activities. Guinness Atkinson is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade, consistent with the Fund’s then-current investment objectives, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds.  The investment policies and all other actions of the Funds are at all times subject to the control and direction of the Board.

Guinness Atkinson performs (or arranges for the performance of) the following management and administrative services necessary for the operation of the Trust: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles; and (iii) providing administrative services other than those provided by the Administrator.

Guinness Atkinson also furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as Guinness Atkinson may deem to be desirable.  Guinness Atkinson makes recommendations to the Board with respect to the Trust’s policies, and carries out such policies as are adopted by the Board.  Guinness Atkinson, subject to review by the Board, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreement.

All other costs and expenses not expressly assumed by Guinness Atkinson under the Agreement or by the Administrator under the administration agreement between it and the Trust, on behalf of the Funds, shall be paid by the Funds from the assets of the Funds, including, but not limited to, fees paid to Guinness Atkinson and the Administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Disinterested Trustees, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Funds, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Funds, all other expenses incidental to holding meetings of the Funds’ shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Funds, industry membership fees allocable to the Funds, and such extraordinary expenses as may arise, including litigation affecting the Funds and the legal obligations that the Funds may have to indemnify the officers and Trustees with respect thereto.

Expenses that are attributable to the Funds are charged against the income of the Funds in determining net income for dividend purposes.  Guinness Atkinson, from time to time may voluntarily waive or defer all or a portion of its fees payable under the Agreement.

The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses, if any) in order to limit the Fund’s Total Annual Fund Operating Expenses to 0.90%.

Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the expense cap.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments it made in the prior three fiscal years.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  The current expense cap is in place through June 30, 2012 and may be renewed annually by the Board.

The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party by votes cast in person at a meeting called for such purpose.  The Board or Guinness Atkinson may terminate the Agreement on 60 days’ written notice without penalty.  The Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act.

Guinness Atkinson reserves to itself and any successor to its business the right to withdraw the right to use the name “Guinness Atkinson” from the Fund if Guinness Atkinson no longer advises the Fund.  Guinness Atkinson also reserves the right to grant the nonexclusive right to use the name “Guinness Atkinson” or any similar name to any other corporation or entity, including, but not limited to, any investment company.  In the event the Agreement is terminated, the Fund will immediately delete “Guinness Atkinson” from its name and may not use the name “Guinness Atkinson” in any manner thereafter.

As compensation for all services rendered under the Agreement, Guinness Atkinson is entitled to receive an annual fee from the Fund, payable monthly, of 0.55% of the Fund’s average daily net assets.  The Fund is a new fund and no advisory fees or expense reimbursements/recoupments have been made.

The Agreement was last approved by the Board on May 9, 2011.  A discussion regarding the basis for the Board’s approval will be presented in the next available semi-annual shareholder report for the period ending June 30, 2011.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio manager, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The following table shows information regarding other accounts managed by each Portfolio Manager as of May 31, 2011:

Portfolio Manager	Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Edmund Harriss	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	3	$18.5 million	0	$0
	Other Accounts	0	$0	0	$0

Fund Ownership

As of the date of this SAI, Mr. Harriss does not own shares of the Fund.

Conflicts of Interest

It may happen that other accounts managed by the portfolio managers will hold the same securities as those held by the Funds.  When these other accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account.  In some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.  In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

Compensation

Timothy W.N. Guinness receives an annual fixed salary plus a bonus based on the profits of the Advisor and Guinness Asset Management.  Mr. Guinness also receives a bonus based on profits from Orbis Marketing.  Edmund Harriss is employed by the Advisor and is remunerated with an annual fixed salary and with a variable bonus that is based upon the value of the Fund’s assets.

THE ADMINISTRATOR

Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s Administrator under an Administration Agreement.  As compensation for their services, the Fund pays the Administrator an administration fee payable monthly at the annual rate set forth below as a percentage of the Funds’ average daily net assets, subject to an annual minimum fee for all Funds in the fund complex of $132,000:

Net Assets	Rate
First $250 million	0.05%
Next $250 million	0.03%
Thereafter	0.01%

As the Fund is a new Fund, no administration fees have been paid.

DISTRIBUTION AGREEMENT, DISTRIBUTION PLAN
AND SHAREHOLDER SERVICING PLAN

The Trust has entered into a Distribution Agreement with respect to the Funds with Quasar Distributors, LLC.  Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds’ shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Funds for sale to the public.

The Funds will not make separate payments as a result of the Distribution Plan to Guinness Atkinson and the Distributor or any other party, it being recognized that the Funds presently pay, and will continue to pay, an investment advisory fee to Guinness Atkinson.  To the extent that any payments made by the Funds to Guinness Atkinson, including payment of fees under the relevant Agreements, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Plan and related agreements were approved by the Board, including all of the “Qualified Trustees” (the Disinterested Trustees who have no direct or indirect financial interest in the Plan or any related agreement).  In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board (including the Qualified Trustees) considered various factors and determined that there was a reasonable likelihood that the Plan would benefit the Funds and its shareholders.  The Plan may not be amended to increase materially the amount to be spent by the Funds under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a majority vote of the Board and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote.  During the continuance of the Plan, Guinness Atkinson will report in writing to the Board quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan.  Further, during the term of the Plan, the selection and nomination of the Disinterested Trustees must be committed to the discretion of the Qualified Trustees.  The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds’ outstanding voting shares or by the Board and (b) by the vote of a majority of the Qualified Trustees.

Accounts serviced by financial intermediaries who provide services to Fund shareholders through various no-transaction-fee programs generally charge account servicing fees of around 0.35%, although Schwab’s OneSource program charges 0.40%.  These invoices are to be sent to the Funds in accordance with the shareholder servicing plan described below.  The fund will pay up to 0.25% of these charges through the shareholder servicing plan.  Additional costs, which can be substantial, will be borne by the Advisor (or its affiliates) from its own resources and are not expenses of the Funds.

Shareholder Servicing Plan

Payments made under the Shareholder Servicing Plan to shareholder servicing agents are for administrative support services to customers who may from time to time beneficially own shares.  These services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent the shareholder servicing agent is permitted to do so under applicable statutes, rules or regulations.

In addition to the payments described above, the Advisor or the Distributor (or their affiliates), from their own resources, may make substantial payments to various financial intermediaries who are not broker-dealers in connection with the sale or servicing of Fund shares sold or held through those intermediaries.

ADDITIONAL MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell Fund shares. These payments are over and above other fees described in the Fund’s prospectus and this statement of additional information, and are generally provided for shareholder services or marketing support.  Payments for marketing support are typically for inclusion of the Fund on a sales list, including an electronic sales platform.  Investors may wish to take these payments into account when considering and evaluating recommendations to purchase Fund shares.

DESCRIPTION OF THE FUNDS

Shareholder and Trustees Liability.  The Fund is a series of the Trust, which is a Delaware statutory trust.

The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Trust; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.  The Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Trust is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Trust’s Disinterested non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

Voting Rights.  Shares of the Fund entitle the holders to one vote per share.  The shares have no preemptive or conversion rights.  The dividend rights and the right of redemption are described in the prospectus.  When issued, shares are fully paid and nonassessable.  The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

SHAREHOLDER REPORTS

Shareholders will receive reports semi-annually showing the Fund’s investments and other information.  In addition, shareholders will receive annual financial statements audited by the Fund’s independent accountants.

FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time.  Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

PROXY VOTING GUIDELINES

The Trust has delegated to Guinness Atkinson the voting of proxies related to the Fund’s portfolio securities.  Guinness Atkinson has adopted guidelines designed to reflect its fiduciary duty to vote proxies in favor of shareholder interests.  As the Fund invests primarily in fixed income securities, the Fund is not likely to receive proxy statements.  If proxy statements were received with respect to the Fund’s investments, the following policies will apply.  In determining its vote, Guinness Atkinson will not subordinate the economic interest of the Trust to any other entity or interested party.  Guinness Atkinson will use the following guidelines for each of the following four categories of issues:

Routine Proposals.  Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Guinness Atkinson will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Trust.  Traditionally, these issues include:

•	Approval of auditors
•	Election of directors
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes

Non-Routine Proposals.  Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment.  Guinness Atkinson will review each issue in this category on a case-by-case basis.  As previously stated, voting decisions will be made based on the financial interest of the Trust.  Non-routine matters include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation
•	Changes in capitalization

•	Increase in number of directors
•	Increase in preferred stock
•	Increase in common stock
•	Stock option plans

Corporate Governance Proposals.  Guinness Atkinson will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Dual class voting
•	Classified boards

Shareholder Proposals.  Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters.  Guinness Atkinson will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Trust.  Shareholder matters include:

•	Annual election of directors
•	Anti-poison pill
•	Anti-greenmail
•	Confidential voting
•	Cumulative voting

Proxy voting will be determined by Guinness Atkinson.  Issues not covered by the guidelines will be discussed with the Board.  As the Fund is a new Fund and invests in foreign bonds, the Fund is not likely to have proxies with respect to securities it holds.  In future years, the actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request, by calling toll-free (800) 915-6566 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available without charge upon request, by calling (800) 915-6566.

GENERAL INFORMATION

Independent Contractors.  Guinness Atkinson may enter into agreements with independent contractors to provide shareholder services for a fee.  Shareholder services include account maintenance and processing, direct shareholder communications, calculating NAV, dividend posting and other administrative functions.

Transfer Agent. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent.  The transfer agent provides record keeping and shareholder services.

Custodian.  Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109, serves as the Fund’s custodian.  The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent.  ALPs Fund Services, Inc. located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the fund accounting agent for the Fund.  The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel.  Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, serves as legal counsel for the Trust.

Independent Registered Public Accounting Firm.  Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103, audits the financial statements and financial highlights of the Fund and provides reports to the Board.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

APPENDIX A

Description of Moody’s Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*Aaa:  Bonds that are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

*Aa:  Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

*A:  Bond that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

*Baa:  Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note:  Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Commercial Paper Ratings:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime1 or P1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.  Prime1 or P1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime2 or P2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Description of Standard & Poor’s Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*AAA:  Debt rated AAA have the highest rating assigned by S&P to a debt obligation. capacity to pay interest and repay principal is extremely strong.

*AA:  Debt rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher-rated issues only in small degree.

*A:  Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

*BBB:  Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal; whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

Plus (+) or Minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:  Bonds may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P’s Commercial Paper Ratings:

S&P’s commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A:  Issues assigned this highest rating are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A1:  This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A2:  Capacity for timely payment on issues with this designation is strong.  However, the relative degree of safety is not as high as for issues designated “A-1.”

GUINNESS ATKINSON FUNDS

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)		Articles of Incorporation.

(1)
Certificate of Trust dated March 6, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on March 20, 1997.

(A)
Amendment dated September 8, 2000 to the Certificate of Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed with the SEC on October 13, 2000.

(2)
Trust Instrument dated March 6, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the SEC on March 20, 1997.

(A)
Amendment dated September 28, 2000 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed with the SEC on October 13, 2000.

(B)
Schedule A dated November 14, 2005 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

(b)		By-laws.

(1)
By-laws revised as of November 14, 2005 are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

(c)		The Rights of Security Holders are set forth in the Registrant’s Trust Instrument and Bylaws.

(d)
Investment Advisory Agreement between Registrant and Guinness Atkinson Asset Management, Inc. (the “Advisor”) dated April 25, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2003.

	(1)	Amendment to Schedule A dated May 9, 2011 – filed herewith.

(e)		Distribution Agreement.

(1)
Form of Amended and Restated Distribution Agreement between Registrant and Quasar Distributors, LLC dated April 28, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2004.

(A)
Amendment dated August 23, 2005 to the Amended and Restated Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008.

(B)
Amendment dated March 28, 2006 to the Amended and Restated Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(C)
Amendment dated May 17, 2006 to the Amended and Restated Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008.

(D)	Amendment to Exhibit A – filed herewith

(f)		Bonus or Profit Sharing Contracts – None.

(g)		Custody Agreement.

(1)
Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

		(A)	Amendment to Exhibit A – filed herewith

(h)		Other Material Contracts.

(1)
Form of Fund Administration Servicing Agreement between Registrant and Mutual Fund Administration Corporation dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

		(A)	Amendment to Schedule B – filed herewith

(2)
Form of Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated April 28, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2004.

(A)
Amendment dated August 29, 2005 to the Amended and Restated Transfer Agent Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008.

(B)
Amendment dated March 28, 2006 to the Amended and Restated Transfer Agent Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008.

(C)
Addendum dated August 31, 2009 to the Amended and Restated Transfer Agent Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(D)	Amendment to Exhibit A – filed herewith

(3)
Powers of Attorney for Dr. Gunter Dufey, J.I. Fordwood, Timothy W.N. Guinness, Bret A. Herscher and J. Brooks Reece, Jr. dated February 5, 2001 are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed with the SEC on April 16, 2004.

(4)
Form of Shareholder Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A, filed with the SEC on April 27, 2005.

(5)
Shareholder Servicing Plan dated May 1, 2005 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A, filed with the SEC on April 27, 2005.

(6)
Expense Limitation Agreement dated February 24, 2006 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

		(A)	Amendment to Schedule A – filed herewith

(7)
Fund Accounting and Services Agreement between Registrant and ALPS Fund Services, Inc., dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

		(A)	Amendment to Appendix A – filed herewith

(i)		Legal Opinion.

(1)
Opinion of Morris, Nichols, Arsht & Tunnell dated April 25, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed with the SEC on April 25, 1997.

(2)
Opinion of Kramer Levin Naftalis & Frankel LLP as to the legality of securities being registered dated June 17, 1998 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed with the SEC on June 17, 1998.

	(3)	Opinion of Morris, Nichols, Arsht & Tunnell LLP dated June 30, 2011 – filed herewith

(j)		Other Opinions.

	(1)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm – filed herewith

	(2)	Consent of Kramer Levin Naftalis & Frankel LLP, Counsel for Registrant – filed herewith

(k)		Omitted Financial Statements – None.

(l)
Investment Letters dated May 6, 1994 are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed with the SEC on April 25, 1997.

(m)
Distribution and Service Plan dated April 28, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed with the SEC on April 25, 1997.

(n)		Rule 18f-3 Plan – None.

(o)		Reserved.

(p)		Codes of Ethics.

	(1)	Code of Ethics of the Registrant is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed with the SEC on May 20, 2004.

(2)	Code of Ethics of the Advisor is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2009.

(i)
Code of Ethics of the Advisor revised November 1, 2010 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2011.

(3)
Code of Ethics of the Distributor is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed with the SEC on March 1, 2002.

Item 29.	Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed electronically on March 20, 1997, provides for the indemnification of Registrant’s Trustees and officers, as follows:

“Section 10.02 Indemnification.”

(a)	Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)
every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)
in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)
Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Advisor

Guinness Atkinson Asset Management, Inc. provides management services to the Registrant and its series.  Except as noted below, to the best of Registrant’s knowledge, none of the directors and officers of the Advisor has held at any time during the past two fiscal years or been engaged for his own account or in the capacity of director, officer, employee, partner or trustee in any other business, profession, vocation or employment of a substantial nature.  Timothy W.N. Guinness, Chairman and Chief Investment Officer of the Advisor, is also Chairman of Guinness Asset Management and Guinness Capital Management Ltd.  Prior to April 2003, he was Chairman of Investec Global Energy Fund.  He is also a non-executive director (and chairman in one case) of several investment funds and also non-executive chairman of New Boathouse Capital Ltd, a corporate finance boutique providing services to private companies, and of the Brompton Bicycle Company Ltd., a specialist manufacturer of a world leading folding bicycle.  Guinness Asset Management, which is 100% owned by Mr. Guinness, is a specialist equity manager focusing on energy stocks.  There is a shareholders agreement between Mr. Guinness and James J. Atkinson, Chief Executive Officer of the Advisor, covering the sharing of premises, and other resources in London by Guinness Asset Management and the Advisor.

Mr. Atkinson is also Principal of Orbis Marketing, a specialist marketing firm focusing on direct marketing of mutual funds especially on the internet.  Prior to April 1, 2003, that was his principal employment.  There is a shareholders agreement between Mr. Atkinson and Mr. Guinness covering the sharing of premises, and other resources in the U.S. by Orbis and the Advisor.

Item 32.	Principal Underwriter

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Kirr Marbach Partners Funds, Inc.
Advisors Series Trust	LKCM Funds
Allied Asset Advisors Funds	Masters’ Select Funds Trust
Alpine Equity Trust	Matrix Advisors Value Fund, Inc.
Alpine Income Trust	Monetta Fund, Inc.
Alpine Series Trust	Monetta Trust
Artio Global Funds	MP63 Fund, Inc.
Brandes Investment Trust	Muhlenkamp (Wexford Trust)
Brandywine Blue Funds, Inc.	New Covenant Funds
Bridges Investment Fund, Inc.	Nicholas Family of Funds, Inc.
Brown Advisory Funds	Orinda Funds
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
DoubleLine Funds Trust	Perritt Microcap Opportunities Fund, Inc.
Empiric Funds, Inc.	PineBridge Mutual Funds
Evermore Funds Trust	PRIMECAP Odyssey Funds
First American Funds, Inc.	Professionally Managed Portfolios
Fort Pitt Capital Funds	Prospector Funds, Inc.
Glenmede Fund, Inc.	Purisima Funds
Glenmede Portfolios	Quaker Investment Trust
GoodHaven Funds	Rainier Investment Management Mutual Funds
Greenspring Fund, Inc.	RBC Funds Trust
Guinness Atkinson Funds	SCS Financial Funds
Harding Loevner Funds, Inc.	Thompson Plumb Funds, Inc.
Hennessy Funds, Inc.	TIFF Investment Program, Inc.
Hennessy Mutual Funds, Inc.	Trust for Professional Managers
Hennessy SPARX Funds Trust	USA Mutuals Funds
Hotchkis and Wiley Funds	Wall Street Fund
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
Jacob Funds, Inc.	WY Funds
Jensen Portfolio, Inc.
Keystone Mutual Funds
Kiewit Investment Fund, LLLP

(b)	To the best of the Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant

James R. Schoenike (1)	President, Board Member	None

Andrew M. Strnad (2)	Secretary	None

Joe D. Redwine (1)	Board Member	None

Robert Kern (1)	Board Member	None

Eric W. Falkeis (1)	Board Member	None

Susan LaFond (1)	Treasurer	None

Teresa Cowan (1)	Assistant Secretary	None

(1) The address of this individual is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) The address of this individual is 6602 East 75th Street, Indianapolis, Indiana, 46250

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator	Mutual Fund Administration Corp. 2220 East Route 66, Suite 226 Glendora, CA 91740
Registrant’s Advisor	Guinness Atkinson Asset Management, Inc. 21550 Oxnard St., Suite 850 Woodland Hills, CA 91367
Registrant’s Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Registrant’s Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan St. Milwaukee, WI 53202

Item 34.	Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements of effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of June, 2011.

GUINNESS ATKINSON FUNDS

By:	/s/ James Atkinson
James Atkinson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 52 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James Atkinson	President	June 30, 2011
James Atkinson

/s/Dr. Gunter Dufey*	Trustee	June 30, 2011
Dr. Gunter Dufey

/s/J.I. Fordwood*	Trustee	June 30, 2011
J.I. Fordwood

/s/Timothy Guinness*	Trustee	June 30, 2011
Timothy Guinness

/s/Bret A. Herscher*	Trustee	June 30, 2011
Bret A. Herscher

/s/J. Brooks Reece, Jr.*	Trustee and Chairman	June 30, 2011
J. Brooks Reece, Jr.

/s/ Rita Dam	Treasurer	June 30, 2011
Rita Dam

*By: /s/Susan Penry-Williams
Susan Penry-Williams Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description

(d) (1)	Amendment to Schedule A

(e) (1) (D)	Amendment to Exhibit A

(g) (1) (A)	Amendment to Exhibit A

(h) (1) (A)	Amendment to Schedule B

(h) (2) (D)	Amendment to Exhibit A

(h) (6) (A)	Amendment to Schedule A

(h) (7) (A)	Amendment to Schedule A

(i) (3)	Opinion of Morris, Nichols, Arsht & Tunnell LLP

(j) (1)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm

(j) (2)	Consent of Kramer Levin Naftalis & Frankel LLP, Counsel for Registrant